SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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Novadel Pharma Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVADEL PHARMA INC.

25 Minneakoning Road

Flemington, New Jersey 08822

(908) 782-3431

December 27, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held on Tuesday, January 17, 2006 at 10:00 a.m. at the principal office of NovaDel Pharma Inc. located at 25 Minneakoning Road, Flemington, New Jersey. Our Board of Directors and management look forward to personally greeting those stockholders who will attend the meeting.

The accompanying Proxy Statement asks for your vote to (i) elect six Directors to a one-year term; (ii) approve the Company’s 2006 Equity Incentive Plan; and (iii) ratify its selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2006.

The Board of Directors recommends that you vote FOR these proposals. If you have any questions, please contact Jean W. Frydman, Esq., our Corporate Secretary, at 908-782-3431, extension 2450.

Whether or not you plan to attend the Annual Meeting of Stockholders, we encourage you to vote your shares. You may vote by telephone, by mail or in person at the meeting.

Thank you for your investment and continued interest in NovaDel Pharma Inc.

Sincerely,

Jan H. Egberts, M.D. President and Chief Executive Officer

The 2005 Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 and the Form 10-Q for the quarter ended October 31, 2005 were enclosed with Notice of Annual Meeting and Proxy Statement mailed to our stockholders beginning on December 27, 2005.

NOVADEL PHARMA INC.

25 Minneakoning Road

Flemington, New Jersey 08822

(908) 782-3431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on January 17, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of NovaDel Pharma Inc., a Delaware corporation (the “Company” or “NovaDel”), will be held at the Company’s principal office located at 25 Minneakoning Road, Flemington, New Jersey 08822, on Tuesday, January 17, 2006, at 10:00 a.m., Eastern Standard Time, for the following purposes:

1.        To elect six Directors to our Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve the NovaDel Pharma Inc. 2006 Equity Incentive Plan;

3.        To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006; and

4.        To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of the Company’s common stock, par value $.001 per share (the “Common Stock”), at the close of business on December 21, 2005 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

The Company will make available an alphabetical list of stockholders entitled to vote at the meeting, for examination by any stockholder during ordinary business hours at the Company’s principal offices, from January 6, 2006 until the meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be voted on at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Alternatively, you may also vote your shares by telephone. If you attend the Annual Meeting, you may, if you so desire, revoke your proxy at such time and vote in person if you wish.

By Order of the Board of Directors,

Jean W. Frydman Vice President, General Counsel and Corporate Secretary

Flemington, New Jersey

December 27, 2005

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

NOVADEL PHARMA INC.

25 Minneakoning Road

Flemington, New Jersey 08822

(908) 782-3431

PROXY STATEMENT

2006 ANNUAL MEETING OF STOCKHOLDERS

JANUARY 17, 2006

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NovaDel Pharma Inc. (the “Company” or “NovaDel”) of proxies to be voted at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., Eastern Standard Time, on Tuesday, January 17, 2006, at the principal office of the Company located at 25 Minneakoning Road, Flemington, New Jersey 08822, and at any adjournments or postponements thereof.

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 and its Quarterly Report on Form 10-Q for the period ended October 31, 2005 are enclosed with these materials. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the exhibits to this Proxy Statement. All such requests should be directed to NovaDel Pharma Inc., 25 Minneakoning Road, Flemington, New Jersey 08822, Attn: Jean W. Frydman, Esq., Corporate Secretary

The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect six Directors to the Company’s Board of Directors (the “Board of Directors”) to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) to approve the NovaDel Pharma Inc. 2006 Equity Incentive Plan; (iii) to ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006; and (iv) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company’s principal executive offices are located at 25 Minneakoning Road, Flemington, New Jersey 08822 and its telephone number is (908) 782-3431. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is December 27, 2005.

Record Date and Shares Outstanding

Stockholders of record at the close of business on December 21, 2005 (the “Record Date”) are entitled to notice of and to vote at the meeting. At the Record Date, 40,647,318 shares of our Common Stock were issued and outstanding.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including a telephone vote), by delivering a written revocation of your proxy to the Corporate Secretary of NovaDel, or by voting at the meeting. The method by which you vote by proxy will in no way limit your right to vote at the meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the meeting.

Voting Rights

Only holders of record of our Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. The presence, in person, or by proxy, of the holders of a majority of the outstanding shares on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and at any postponement or adjournment thereof.

Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum. A broker “non-vote” occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Accordingly, since the election of directors will be effected by a plurality vote, abstentions and broker non-votes will not affect the outcome of the election of directors. Since, pursuant to our By-Laws, approval of Proposals 2 and 3 requires the affirmative vote of a majority of the shares voted in person or by proxy on the proposal, abstentions will have the same effect as negative votes but broker non-votes will not count in the voting results.

Questions and Answers

Q.	What am I voting on?

Election of six Directors (Thomas E. Bonney, CPA, Jan H. Egberts, M.D. William F. Hamilton, Ph.D., J. Jay Lobell, Charles Nemeroff, M.D., Ph.D. and Steven B. Ratoff) for a term ending at the 2007 Annual Meeting of Stockholders;

Approval of the NovaDel Pharma Inc. 2006 Equity Incentive Plan; and

Ratification of the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006.

Q.	Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date, December 21, 2005, are entitled to vote shares held by such stockholders on that date at the Annual Meeting. Each outstanding share entitles its holder to cast one vote.

Q.	How do I vote?

Vote By Mail: Sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Vote By Telephone: If you are a stockholder of record (that is, if you hold your stock in your own name), you may vote by telephone by following the instructions on your proxy card. The telephone number is toll-free, so voting by telephone is at no cost to you. If you vote by telephone you do not need to return your proxy card.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.

Q.       Can I access the proxy materials, annual report on Form 10-KSB and the quarterly report on Form 10-Q electronically?

This Proxy Statement, the Company’s Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 and its Quarterly Report on Form 10-Q for the period ended October 31, 2005, are available on NovaDel’s website at www.novadel.com.

Q.	Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Corporate Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

Q.	What is the process for admission to the Annual Meeting?

If you are a record owner of your shares (i.e., your shares are held in your name), you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.	What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. On December 21, 2005, the Record Date, there were 40,647,318 outstanding shares of Common Stock entitled to vote at the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the Annual Meeting.

Q.	What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the meeting by stockholders entitled to vote thereon is required for the election of Directors. For the approval of the NovaDel Pharma Inc. 2006 Equity Incentive Plan and ratification of the selection of J.H. Cohn LLP, the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon will be required.

Q.	What happens if I do not instruct my broker how to vote or if I mark “abstain” on the proxy?

If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the election of directors or ratification of auditors, but will not be entitled to vote your shares with respect to Proposal 2.

Q.	What are the recommendations of the Board of Directors?

The Board of Directors recommends that the stockholders vote:

FOR the election of the six nominated Directors;

FOR approval of the NovaDel Pharma Inc. 2006 Equity Incentive Plan; and

FOR ratification of the selection of J.H. Cohn LLP as NovaDel’s independent registered public accounting firm for the fiscal year ending July 31, 2006.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Information Regarding Board of Directors and Committees

Pursuant to NovaDel’s By-Laws, generally the number of Directors of the Company is fixed and may be increased or decreased from time to time by resolution of NovaDel’s Board of Directors; provided, that the By-Laws provide that the number must be fixed between 3 and 9. Currently, the Board of Directors has fixed the number of Directors at seven members. Directors are elected annually and the Board of Directors is recommending six nominees to serve as Directors until the 2007 Annual Meeting of Stockholders or until their successors are duly elected, appointed and qualified. The Board of Directors nominated Dr. Hamilton and Dr. Nemeroff for election at the 2005 Annual Meeting of Stockholders. Mr. Bonney, who was recommended by an executive officer as a candidate for the Board, was appointed to fill a director vacancy in March 2005 by the Board upon recommendation of the Corporate Governance and Nominating Committee. Mr. Lobell was designated by Dr. Lindsay A. Rosenwald, a security holder, pursuant to Dr. Rosenwald’s right to designate a director nominee under the Common Stock and Warrant Purchase Agreement dated December 12, 2001 between the Company and Dr. Rosenwald. Mr. Lobell was elected to the Board of Directors on December 14, 2005 upon the recommendation of the Corporate Governance and Nominating Committee. Mr. Lobell has not been appointed to any committees of the Board. Mr. Ratoff, was recommended by ProQuest Investments, a security holder, and is a candidate for the Board based upon the recommendation of the Corporate Governance and Nominating Committee. Pursuant to Dr. Egberts Employment Agreement with the Company, dated September 26, 2005, the Company has agreed to include him in the slate of nominees for election as a director at every stockholders’ meeting during the term of such Employment Agreement. The Board of Directors has determined that all of the nominees, with the exception of Dr. Egberts and Mr. Lobell, are independent as defined by the American Stock Exchange listing standards. Dr. Rachesky resigned from the Board of Directors on December 9, 2005 and Dr. Kessel and Dr. Shangold are not being nominated to stand for re-election. Mr. Savage notified the Company on November 18, 2005 that he would not stand for re-election. Following the 2007 Annual Meeting of Stockholders, there will be one vacancy on the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director.

The ages, principal occupations and directorships held, and certain other information with respect to the nominees, are shown below as of November 1, 2005.

Thomas E. Bonney, Director, CPA, 41. Mr. Bonney was elected to the Board of Directors in March 2005. From 2002 to the present, Mr. Bonney has been President of CMF Associates, LLC, a financial consulting firm. From 2001 to 2002 he was Chief Financial Officer of Akcelerant Holdings, Inc., a technology holding company. From 1995 to 2001, Mr. Bonney was President and a Director of Polaris

Consulting & Information Technologies, a technology solutions provider. Mr. Bonney was a Senior Manager at Deloitte & Touche from 1987 to 1995. Mr. Bonney received his B.S. in Accounting at the Pennsylvania State University and is a member of the Pennsylvania Institute of Certified Public Accountants. He is a member and chair of our Audit Committee.

Jan H. Egberts, M.D., Director Nominee and Chief Executive Officer, 47. Dr. Egberts joined NovaDel in September 2005 as its Chief Operating Officer. Dr. Egberts succeeded Dr. Gary Shangold as President and Chief Executive Officer of NovaDel, effective as of December 23, 2005. From August 2004 to September 2005, Dr. Egberts was Chief Operating Officer at Dynogen Pharmaceuticals, Inc. From February 2001 to January 2004, Dr. Egberts was Chairman of Molnlycke Healthcare, Inc., and concurrently served as President of the Barrier division from February 2001 through April 2002 and from April 2002 to January 2004 as Senior Vice President and Global Marketing Director of Molnlycke Healthcare Inc. From November 1996 to February 2001, Dr. Egberts served as Vice President, Business and Market Development Worldwide for Johnson & Johnson. Dr. Egberts received his M.D. from Erasmus University Medical School in the Netherlands, and pursued his clinical training at Harvard Medical School. He also holds an M.B.A. degree from Stanford University.

William F. Hamilton, Ph.D., Director, 66. Dr. Hamilton was elected to the Board of Directors in March 2003. Dr. Hamilton has served on the University of Pennsylvania faculty since 1967, and is the Landau Professor of Management and Technology, and Director of the Jerome Fisher Program in Management and Technology at The Wharton School and the School of Engineering and Applied Science. He serves as a director of Neose Technologies, Inc., a publicly-traded company developing proprietary drugs. Dr. Hamilton received his B.S. and M.S. in chemical engineering and his M.B.A. from the University of Pennsylvania, and his Ph.D. in applied economics from the London School of Economics. Dr. Hamilton is a member of the Audit Committee and Compensation Committee and a member and chair of our Corporate Governance and Nominating Committee.

J. Jay Lobell, Director Nominee, 43. Mr. Lobell is standing for election as a member of the Board of Directors for the first time. Mr. Lobell has served as Chief Executive Officer, Secretary and a member of the Board of Directors of Paramount Acquisition Corp. since October 2005. Mr. Lobell has served as President and Chief Operating Officer of Paramount BioCapital Asset Management, Inc. and Paramount Biosciences, LLC since January 2005, and is a registered representative of Paramount BioCapital, Inc. From 1996 through December 2004, Mr. Lobell was a partner at Covington & Burling, a law firm. Mr. Lobell received his B.A. from Queens College in 1985 and his J.D. from Yale Law School in 1988.

Charles Nemeroff, M.D., Ph.D., Director, 56. Dr. Nemeroff was elected to the Board of Directors in September 2003. Dr. Nemeroff has been the Reunette W. Harris Professor and Chairman of the Department of Psychiatry and Behavioral Sciences at the Emory University School of Medicine in Atlanta, Georgia, since 1991. Dr. Nemeroff serves on the Scientific Advisory Board of numerous publicly-traded pharmaceutical companies, including Astra-Zeneca Pharmaceuticals, Forest Laboratories, Janssen, Organon, GlaxoSmithKline Beecham and Wyeth-Ayerst, and is a clinical advisor to Acadia Pharmaceutical. In 2002, he was elected to the Institute of Medicine. Dr. Nemeroff entered into a two year consulting agreement on March 24, 2004 with Cypress Biosciences Inc. Dr. Nemeroff received his B.S. from the City College of New York, his M.S. from Northeastern University; his Ph.D. and Post doctorate from the University of North Carolina and his M.D. from the University of North Carolina. He is a member of our Compensation Committee.

Steven B. Ratoff, Director Nominee, 63. Mr. Ratoff is standing for election as a member of the Board of Directors for the first time. Mr. Ratoff is a private investor. He has since, December 2004, served as a venture partner with ProQuest Investments, a health care venture capital firm. Mr. Ratoff has been a director, since May 2005, and Chairman of the Board, since September 2005, of Axonyx Inc, a NASDAQ development stage pharmaceutical company. Mr. Ratoff served as a director of Inkine Pharmaceuticals, Inc from February 1998 to its sale to Salix, Inc. in September 2005. He also served as a board member since March 1995 and as Chairman of the Board and Interim Chief Executive Officer of CIMA Labs, Inc. from May 2003 to its sale to Cephalon, Inc. in August 2004. Mr. Ratoff also served as a director, since 1998 and as President and Chief Executive Officer of MacroMed, Inc. from February to December, 2001. From December 1994 to February, 2001 Mr. Ratoff served as Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a public diversified manufacturer of consumer products. Mr. Ratoff received his B.S. in Business Administration from Boston University in 1964 and an M.B.A. with Distinction from the University of Michigan in 1965 Mr. Ratoff is also a retired Certified Public Accountant.

Corporate Governance

Code of Ethics

Our Board of Directors has adopted a Business Conduct Policy that is applicable to all employees of the Company. The Business Conduct Policy is intended to deter wrong-doing and promote honest and ethical behavior, full, fair, timely, accurate and understandable disclosure, and compliance with applicable laws. The Board adopted the Business Conduct Policy in 2003 and a subsequent revised Business Conduct Policy was adopted by the Board in 2004. A copy of the Business Conduct Policy can be obtained and will be provided to any person without charge upon written request to our Corporate Secretary at our principal offices, 25 Minneakoning Road, Flemington, New Jersey 08822.

The Business Conduct Policy can be obtained on NovaDel’s website, www.novadel.com.

Board Meetings and Attendance of Directors

During the 2005 fiscal year, the Board of Directors met seven times and took four actions by unanimous written consent. All incumbent directors attended 75% or more of the aggregate meetings of the Board and of the Board Committees on which they served during the period in which they held office during the 2005 fiscal year.

Attendance at Annual Meeting

Although the Company has no formal policy regarding director attendance at annual meetings, we strongly encourage all directors to attend. Five of the Company’s six Directors attended the 2005 Annual Meeting of Stockholders.

Committees of the Board

Our Board of Directors has the following three committees: (1) Audit Committee; (2) Compensation Committee; and (3) Corporate Governance and Nominating Committee.

Audit Committee

Members: Mr. Bonney (Chair), Dr. Hamilton and Mr. Savage

Number of meetings in 2005: 8

Functions:

The functions of the Audit Committee are focused on the following areas:

•         Selects the Company’s independent registered public accounting firm and provides oversight of the firm’s independence, qualifications and performance;

•        Reviews the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements; and

•	Reviews the Company’s compliance with legal and regulatory requirements.

In the opinion of the Board of Directors, and as the term “independent” is defined in Section 121(A) of the listing standards of the American Stock Exchange (“AMEX”), Mr. Bonney, Dr. Hamilton and Mr. Savage are independent of management and free of any relationship that would interfere with the exercise of independent judgment as members of the Audit Committee. Members of the Audit Committee also all meet the independence requirements set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. Our Board of Directors has determined that Mr. Bonney qualifies as an “audit committee financial expert” and “independent director” as those terms are defined by the regulations of the Securities and Exchange Commission (“SEC”) and the listing standards of AMEX.

The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company’s independent registered public accounting firm and with appropriate Company financial personnel. Meetings are held with participation from the independent registered public accounting firm. The independent registered public accounting firm is given unrestricted access to the Audit Committee. The Audit Committee also recommends to the stockholders the appointment of the independent registered public accounting firm and reviews periodically their performance and independence from management. In addition, the Audit Committee reviews the Company’s financing plans and reports its recommendations to the full Board of Directors for approval and to authorize action.

A copy of the Audit Committee’s written charter is attached as Exhibit A and is also available on NovaDel’s website at www.novadel.com.

Compensation Committee

Members: Dr. Kessel (Chair), Dr. Hamilton and Dr. Nemeroff

Number of meetings in 2005: 2

Functions:

•         The Compensation Committee shall review and approve, or recommend for approval by a majority of the independent directors of the Board of Directors, the compensation of the Company’s Chief Executive Officer and the Company’s other executive officers,.

•        Reviews and makes recommendations to the Board of Directors with respect to incentive compensation plans and equity-based plans.

In the opinion of the Board of Directors, and as the term “independent” is defined in Section 121(A) of the AMEX listing standards, Dr. Kessel, Dr. Hamilton and Dr. Nemeroff are independent and are “non-employee directors” pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934. A copy of the Compensation Committee’s charter is attached as Exhibit B and is also available on NovaDel’s website at www.novadel.com.

Corporate Governance and Nominating Committee

Members:	Dr. Hamilton (Chair), Dr. Kessel and Mr. Savage

Number of meetings in 2005: 3

Functions:

•        Recommends to the Board of Directors the persons to be nominated for election as Directors at any meeting of stockholders;

•         Develops and recommends to the Board of Directors a set of corporate governance principles applicable to the Company; and

•	Oversees the evaluation of the Board of Directors.

In the opinion of the Board of Directors, and as the term “independent” is defined in Section 121(A) of the AMEX listing standards, Dr. Hamilton, Dr. Kessel and Mr. Savage are independent.

The Corporate Governance and Nominating Committee was established on June 14, 2004. The Corporate Governance and Nominating Committee is responsible for developing and recommending a set of corporate governance guidelines to the Board of Directors. Upon the recommendation of the Corporate Governance and Nominating Committee the Board of Directors adopted such Corporate Governance Guidelines on September 2, 2005. The guidelines are available on NovaDel’s website at www.novadel.com. A complete description of the Corporate Governance and Nominating Committee’s responsibilities is set forth in the Corporate Governance and Nominating Committee’s written charter. A copy of the Corporate Governance and Nominating Committee Charter is attached as Exhibit C and is also available on NovaDel’s website at www.novadel.com.

Compensation of Directors

Effective September 2003, Directors who are not employees receive fees of $2,000 for each meeting of the Board of Directors attended in person or $1,000 if participated in by telephone. Non-employee Directors are also compensated $3,000 per annum for serving on, or $5,000 per annum for chairing, a committee of the Board of Directors. Each non-employee Director is also awarded options to purchase 100,000 shares of Common Stock upon their election to the Board of Directors, to vest in three equal annual installments beginning on the first anniversary of their appointment. In addition, non-employee Directors are to be awarded annually options to purchase 50,000 shares of Common Stock at the time of their re-election to the Board of Directors. Such annually awarded options vest over a three-year period. Non-employee Directors are also reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors or committees thereof.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for 2005 were Dr. William F. Hamilton, Dr. Lawrence J. Kessel and Dr. Charles Nemeroff. None of these individuals was at any time during 2005 or at any other time an officer or employee of ours. Gary A. Shangold, our former President and Chief Executive Officer, participated in discussions and decisions regarding salaries and incentive compensation for all of our executive officers, except he was excluded from discussions regarding his own salary and incentive stock compensation.

Proposal 1

Election of Directors

The stockholders are being asked to elect Mr. Bonney, Dr. Egberts, Dr. Hamilton, Mr. Lobell, Dr. Nemeroff and Mr. Ratoff to a one-year term ending with the 2007 Annual Meeting of Stockholders, or until a successor is elected and qualified or until his earlier death, resignation or removal. The Board of Directors nominated Dr. Hamilton and Dr. Nemeroff for election at the 2005 Annual Meeting of Stockholders. Mr. Bonney, who was recommended by an executive officer as a candidate for the Board, was appointed to fill a director vacancy in March 2005 by the Board upon the recommendation of the Corporate Governance and Nominating Committee. Mr. Lobell was recommended by Dr. Lindsay A. Rosenwald, a security holder, pursuant to the Common Stock Purchase Agreement dated December 12, 2001 between the Company and Dr. Rosenwald. Mr. Lobell was elected to the Board of Directors on December 14, 2005 upon the recommendation of the Corporate Governance and Nominating Committee.. Mr. Lobell has not been appointed to any committees of the Board. Mr. Ratoff, who is standing for election for the first time, was recommended by ProQuest Investments, a security holder, and is a candidate for the Board based upon the recommendation of the Corporate Governance and Nominating Committee. Mr. Ratoff is an independent director as defined by the American Stock Exchange Listing Standards. Dr. Rachesky resigned from the Board of Directors on December 9, 2005 and Dr. Kessel and Dr. Shangold are not being nominated to stand for re-election. Mr. Savage notified the Company on November 18, 2005 that he would not stand for re-election. Following the 2007 Annual Meeting of Stockholders, there will be one vacancy on the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. For more information regarding the nominees for Director, see “Information Regarding Board of Directors and Committees” beginning on page 4.

The Board of Directors does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unable to serve or for good cause, will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the Board of Directors. A plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the election of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

ALL OF THE NOMINEES SET FORTH ABOVE FOR DIRECTOR

Proposal 2

Approval of the NovaDel Pharma Inc. 2006 Equity Incentive Plan

At the Annual Meeting, the stockholders of the Company will be asked to approve the adoption of the NovaDel Pharma Inc. 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan was adopted by the Board in December 2005 and will become effective only after approval of the stockholders at the Annual Meeting.

The Board approved the 2006 Plan because it believes that the Company needs additional shares available for issuance as equity-based compensation. As of the Record Date, the Company had 510,500 shares available for future issuance under existing stockholder-approved plans. Additionally, the Board adopted the 2006 Plan because it allows for various types of equity-based awards, such as stock appreciation rights, restricted stock and stock bonuses that are not provided for under the Company’s existing stockholder-approved equity compensation plans. It is the Company’s intention to exhaust the remaining shares available under its 1998 Plan before any grants are made from the 2006 Plan.

Summary of the 2006 Plan

A copy of the 2006 Plan is attached to this Proxy Statement as Exhibit D. The following description of the 2006 Plan is a summary and is qualified by reference to the complete text of the 2006 Plan.

General

The purpose of the 2006 Plan is to retain and motivate our executives, other employees, consultants and directors while at the same time aligning their interests with those of our stockholders. Stock options, stock appreciation rights and stock awards (including restricted stock) may be granted under the 2006 Plan (each, an “Award”). Options granted under the 2006 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options.

Shares Reserved for Issuance. The 2006 Plan has six million (6,000,000) million shares of Common Stock initially reserved for issuance.

Recent Share Price. On December 16, 2005, the closing market price for the Company’s Common Stock on the American Stock Exchange was $1.36 per share.

Administration. The Compensation Committee (the “Committee”) of the Board will generally administer the 2006 Plan.

Eligibility. Nonstatutory stock options, stock appreciation rights and stock awards may be granted under the 2006 Plan to employees, directors and consultants of the Company (a “Participant”). Incentive stock options may be granted only to employees of the Company and stockholders owning 10% or less of the stock in the Company. The Committee, in its discretion, approves awards to be granted under the 2006 Plan. The Company intends the 2006 Plan to be a broad-based employee plan. As of the Record Date, the Company had approximately 25 employees, which includes four Executive Officers and four non-employee directors who would be eligible to participate in the 2006 Plan.

Termination of Awards. Generally, if a Participant’s services to the Company as an employee, director and/or consultant terminates other than due to death, disability, a change in control or for “cause,” vested options and stock appreciation rights will remain exercisable for a period of ninety (90) days following the Participant’s termination and all Restricted Shares shall be forfeited. Unless otherwise provided for by the Committee in the award agreement, if a Participant becomes disabled while an employee, director or consultant, the Participant’s vested options and stock appreciation rights shall be exercisable for ninety (90) days or, if earlier, until the expiration of the term of such award and all restrictions on Restricted Shares will lapse. If a Participant dies while an employee, director or consultant, unless otherwise provided for by the Committee in the award agreement, the Participant’s vested options and stock appreciation rights shall be exercisable for one hundred eighty (180) days or, if earlier, until the expiration of the term of such award and all restrictions on Restricted Shares will lapse. Unless otherwise provided for by the Committee in the award agreement, if a Participant’s employment or service to the Company is terminated for “Cause,” then all of the Participant’s unexercised options and stock appreciation rights, both vested and nonvested, shall be immediately forfeited and all nonvested Restricted Shares will be forfeited.

Change in Control. If the Participant’s employment is terminated other than for Cause by the Company (or its successor) of if the Participant resigns for Good Reason within six months after the occurrence of a Change in Control, any portion of an option or SAR that has not vested as of the date of such Change in Control shall be accelerated and deemed to have vested as of such date and shall remain exercisable for the duration of its original terms. All restrictions on Restricted Shares shall lapse.

A Change in Control generally includes the following:

1.        The acquisition by any person of the Company’s then outstanding securities representing more than fifty (50%) percent of the combined voting power;

2.       During a consecutive two-year period, a change in the majority of the incumbent board of directors of the Company, defined as individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved;

3.	Merger, consolidation, or similar transaction except for

a.        Mergers or other corporate transactions in which the stock of the Company continues to represent more than fifty (50%) percent of the combined voting power of the voting securities of the Company or the surviving entity, and

b.        A majority of the members of the board of directors of the surviving entity were incumbent directors at the initiation of the merger or other corporate transaction

4.	Approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.

Nontransferability of Awards. Unless otherwise determined by the Committee, awards granted under the 2006 Plan are not transferable other than by will or the laws of descent and distribution.

Stock Options

Exercise Price. The Committee determines the exercise price of options at the time the options are granted; provided, however, that the exercise price of all options granted under the 2006 Plan may not be less than 100% of the fair market value of our Common Stock on the grant date . The exercise price of an incentive stock option granted to a stockholder that owns ten percent or less of the Company’s Common Stock may not be less than 110% of the fair market value of our Common Stock on the grant date. The fair market value of our Common Stock is generally the closing sales price as quoted on the American Stock Exchange (“AMEX”) on the grant date.

Exercise of Option; Form of Consideration. The Committee determines when options become exercisable and the means of payment for shares issued on exercise of an option. The 2006 Plan permits payment to be made by cash, check or wire transfer.

Term of Option. The term of an option may not exceed ten years from the date of grant. The term of an incentive stock option granted to a stockholder, which may only be granted to a holder of ten percent or less of our Common Stock, may not exceed five years from the date of grant. No option may be exercised after the expiration of its term.

Stock Appreciation Rights

The Committee may grant stock appreciation rights, which entitle the recipient to receive compensation equal to the excess of the fair market value of a fixed number of shares on the date of exercise less the fair market value of such shares on the grant date. The Committee may grant SAR awards as stand-alone awards or in combination with a related option award under the 2006 Plan.

Stock Awards

The Committee may grant stock awards, in the form of either restricted shares or bonus shares, in its discretion. The purchase price of a restricted stock award, if any, will be determined by the Committee and set forth in the award agreement.

Adjustments on Changes in Capitalization, Merger or Change in Control

Changes in Capitalization. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation, change in control or similar event of or by the Company, the Committee shall make equitable adjustment of the aggregate number of shares available under the 2006 Plan for awards and the aggregate number of shares for which awards may be granted to an individual participant in any calendar year, the number of shares or stock appreciation rights covered by an award or the exercise price of outstanding options.

Amendment and Termination of the 2006 Plan

The Committee may amend, alter, suspend or terminate the 2006 Plan, or any part thereof, at any time and for any reason. However, the Company must obtain stockholder approval for any amendment to the 2006 Plan to the extent necessary to comply with applicable laws or securities exchange regulations. Generally, no such action by the Committee or stockholders may alter or impair any award previously granted under the 2006 Plan without the written consent of the Participant. The 2006 Plan will continue in effect until the earlier of its termination by the Committee or the date on which all of the shares available for issuance under the 2006 Plan have been issued and all restrictions on such shares under the term of the 2006 Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the date the 2006 Plan is approved by the stockholders.

Repricing of Awards

The 2006 Plan provides that Awards may not be repriced, replaced or regranted through cancellation or modification without stockholder approval.

Federal Income Tax Consequences Under the 2006 Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS OR AWARDS OF RESTRICTED STOCK UNDER THE 2006 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANTS OF RESTRICTED STOCK.

Stock Awards. A recipient of a stock award has taxable income in the amount equal to the excess of the fair market value of the stock on the date it “vests” over any consideration paid for the Common Stock (the “spread”). Stock vests either when (i) it is no longer subject to a “substantial risk of forfeiture” (such as a bona fide right of repurchase in favor of the Company upon cessation of employment) or (ii) the recipient has made an election under Section 83(b) of the Code. The taxable income constitutes wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. The recipient will have a basis in his or her shares equal to the value of the shares on the date they vest, and the holding period for the shares will date from vesting. In general, a sale of the shares will produce capital gain or loss which will be long-term or short-term depending on the period of time included in the recipient’s holding period, except that a recipient who makes a Section 83(b) election will only be entitled to a capital loss as to the exercise price, if any, for such shares should the shares subsequently be forfeited back to the Company.

Options. The grant of an option has no federal income tax effect on the Participant. Upon exercise of the option, unless the option was qualified as an incentive stock option as discussed below, the Participant is treated in the same manner as a recipient of a stock award.

Incentive Stock Options. Like other options, the recipient of an “incentive stock option” does not recognize any income on the grant of the option. Unlike other transferees of shares, however, the Participant does not recognize income for “regular” tax purposes at the time the option is exercised. If the Participant does not dispose of the incentive stock option shares until at least one year after the date the incentive stock option was exercised and two years after the date the incentive stock option was granted, the only gain or loss the Participant will recognize for regular tax purposes will be the long-term capital gain or loss on the sale of the shares. However, any shares sold or otherwise disposed of before both of the holding period requirements have been met (a “disqualifying disposition”), will result in the gain being treated as ordinary income in an amount up to the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”). Any additional gain will be treated as capital gain or loss and as long-term or short-term depending on the holding period for the stock.

In addition to the regular tax consequences discussed above, the exercise of an incentive stock option can have material alternative minimum tax consequences. In general, the transfer of the shares pursuant to the incentive stock option will create alternative minimum taxable income in the same way that the exercise of other options would create regular taxable income. As a result, the exercise of an incentive stock option can result in substantial alternative minimum tax. The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the Participant has taxable ordinary income on a disqualifying disposition.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the recipient will not recognize ordinary income. However, upon the exercise of a stock appreciation right, the recipient will, in general, recognize ordinary income in an amount equal to the compensation received by the Participant which will generally be determined by the difference between the fair market value of the Company’s shares on the date the stock appreciation right is exercised and the fair market value of the Company’s shares on the date the stock appreciation right is granted. Such income will be treated as wages subject to income and employment tax withholding. The Company will have a deduction equal to the income to the recipient.

Limitation on Deduction of Certain Compensation. Section 162(m) of the Code disallows a federal income tax deduction to publicly held companies for certain compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered Executive Officer in any fiscal year. This limitation applies only to compensation that is not considered performance-based under the Section 162(m) rules. The 2006 Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan will qualify as performance-based compensation that will not be subject to the $1 million limitation. Although certain other awards that may be granted under the 2006 Plan may not be considered “performance-based” under the Section 162(m) definition, the Company and the Compensation Committee will attempt to ensure that any awards under the 2006 Plan will qualify for deduction.

New Plan Benefits

Awards under the 2006 Plan. No Awards have yet been granted under the 2006 Plan.

Awards to be received by individual Participants are not determinable because our Compensation Committee determines the amount and nature of any award under the 2006 Plan in the Committee’s sole discretion at the time of grant. In addition, awards are dependent upon the achievement of performance goals. As a result, the benefits that might be received by Participants receiving discretionary grants under the 2006 Plan are not determinable. For similar reasons, we cannot determine the awards that would have been granted during our 2005 fiscal year under the 2006 Plan, if it had been in place during that year.

Required Vote

Approval of the adoption of the 2006 Plan requires the affirmative vote of a majority of the shares of the Company’s Common Stock voting in person or by proxy on such proposal at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF THE 2006 PLAN

Proposal 3

Ratification of the Selection of the Independent Registered Public Accounting Firm

The Audit Committee, pursuant to its charter, has selected the independent registered public accounting firm of J.H. Cohn LLP for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending July 31, 2006. J.H. Cohn LLP has no direct or indirect financial interest in the Company.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain J.H. Cohn LLP or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE

SELECTION OF J.H. COHN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2006

A formal statement by representatives of J.H. Cohn LLP is not planned for the Annual Meeting. However, representatives of J.H. Cohn LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions by stockholders.

Information about Fees Billed by J.H. Cohn LLP

The following table sets forth fees billed to the Company by its independent registered public accounting firm during the fiscal years ended July 31, 2005, and 2004 for: (i) services rendered for the audit of its annual financial statements and the review of its quarterly financial statements; (ii) services by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of its financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	J.H. Cohn LLP
	FY 2005	FY 2004
Audit Fees – professional services rendered for the audit of our annual consolidated financial statements, for the reviews of the consolidated financial statements included in our Form 10-QSBs (for the 12 months ended July 31, 2005), and Form S-3s.	$98,000	$105,000
Audit Related Fees	—	—
Tax Fees – professional services rendered for tax compliance, tax consulting and tax planning.	$9,000	—
All Other Fees	—	—

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee periodically will revise the list of pre-approved services, based on subsequent determinations. The Audit Committee delegates pre-approval authority to its chairperson and may delegate such authority to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting.

The Audit Committee has approved for fiscal year 2006 the following services with the following fee limits:

Audit Services

Service		Range of Fees
1.	Statutory audits or financial audits for affiliates of the Company	Not to exceed $5,000
2.

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g. comfort letters, consents) and assistance in responding to SEC comment letters

Not to exceed $5,000

3.

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or other actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit—related” services rather than “audit” services)

Not to exceed $10,000

Audit Related Services

Service		Range of Fees
1.	Due diligence services pertaining to potential business acquisitions/dispositions	Not to exceed $5,000
2.	Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters	Not to exceed $10,000
3.

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

Not to exceed $10,000
4.	Attest services not required by statute or regulation	Not to exceed $5,000

Tax Services

Service		Range of Fees
1.	U.S. federal, state and local tax planning and advice	Not to exceed $5,000
2.	U.S. federal, state and local tax compliance	Not to exceed $5,000
3.	International tax planning and advice	Not to exceed $5,000
4.	International tax compliance	Not to exceed $5,000

All Other Services

Service	Range of Fees
No such services are pre-approved	—

Report of the Audit Committee

In September 2003, the Board of Directors adopted an Audit Committee Charter, which conforms with the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of AMEX. The Audit Committee Charter is attached hereto as Exhibit A and is also available on the Company’s website at www.novadel.com.

Management is responsible for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee.

The Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with J.H. Cohn LLP, our independent registered accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent registered accounting firm required by the Independence Standards Board Standard No. 1, and has discussed the accounting firm’s independence with the independent registered accounting firm. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 and filed with the SEC.

Audit Committee Thomas E. Bonney, Chair William F. Hamilton, Ph.D. Robert G. Savage

In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the SEC’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Stockholder Approval of Equity Compensation Plans

The following table sets forth information as of July 31, 2005 with respect to the number of shares of our Common Stock issuable pursuant to equity compensation plans which have and have not been approved by our stockholders.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,424,500	$1.58	860,500
Equity compensation plans not approved by security holders	4,050,000	$1.67	N/A
TOTAL	6,474,500	$1.64	860,500

As of July 31, 2005, we had outstanding warrants to purchase approximately 19.7 million shares of Common Stock, the exercise price of which ranged from $0.46 per share to $2.00 per share. Of the potential 19.7 million shares of Common Stock, approximately 3.1 million shares relate to warrants that were issued as compensation to various service providers. The weighted average exercise price of such warrants is approximately $1.30. Included in the warrants to purchase 19.7 million shares of Common Stock, approximately 3 million shares of Common Stock are issuable to certain investors upon exercise of warrants as a result of certain contractual “anti-dilution rights” then held by such investors, including 2.6 million shares of Common Stock issuable to Dr. Lindsay A. Rosenwald upon exercise of warrants.

In addition, the Company granted 200,000 shares of restricted Common Stock to a professional service provider and its designees as a payment for services provided.

STOCK OPTION PLANS

The Company has three stock option plans. The plans were adopted in 1992 (the “1992 Plan”), 1997 (the “1997 Plan”) and 1998 (the “1998 Plan”), respectively (collectively referred to as the “Plans”). All three Plans have been approved by the Company’s stockholders. The 1992 Plan and 1997 Plan each provide for the issuance of options to purchase 500,000 shares of Common Stock, and the 1998 Plan provides for the issuance of options to purchase 3,400,000 shares of Common Stock, for a total of 4,400,000 shares. The Plans are administered by the Compensation Committee (the “Committee”) of the Board of Directors. The Committee has sole discretion and authority, consistent with the provisions of the Plans, to select the eligible participants to whom options will be granted under the Plans, the number of shares which will be covered by each option and the form and terms of the agreement to be used. All of the Company’s employees, officers and directors are eligible to participate in the Plans.

At July 31, 2005, options to purchase 0, 0 and 860,500 shares of Common Stock were reserved for issuance pursuant to the 1992 Plan, the 1997 Plan and the 1998 Plan, respectively. The exercise prices for the outstanding options reserved under the 1992 Plan and the 1997 Plan range between $.63 and $1.67 per share; and the exercise prices for the outstanding options reserved under the 1998 Plan range between $.63 and $2.69 per share.

The Committee is empowered to determine the exercise price of options granted under the Plans, but the exercise price of incentive stock options (ISOs) issued under the 1998 Plan must be equal to or greater than the fair market value of a share of Common Stock on the date the option is granted (110% with respect to optionees who own at least 10% of the Company’s outstanding Common Stock). The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, but options expire no later than 10 years from the date of grant. Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by the Company or within 90 days after termination of employment (one year from termination resulting from death or disability).

No ISO may be granted to an employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the shares with respect to which ISOs are exercisable for the first time by such employee during any calendar year (under all such Plans) exceeds $100,000. The Plans do not confer upon any employee any right with respect to the continuation of employment by the Company, nor do the Plans interfere in any way with the employee’s right or the Company’s right to terminate the employee’s employment at any time.

NON-PLAN OPTIONS

As of July 31, 2005, the Company had 4,050,000 non-plan options outstanding exercisable as follows:

$1.84 per share	$.75 per share	$1.93 per share	$1.30 per share	$1.51 per share	$3.18 per share	$3.02 per share	$1.95 per share	$1.85 per share	$1.65 per share	$2.15 per share
600,000	1,050,000	1,000,000	200,000	200,000	250,000	150,000	300,000	100,000	100,000	100,000

Following informal discussions with the staff of the American Stock Exchange (the “AMEX”), on July 29, 2005, the Company notified the AMEX that, since its listing on the AMEX on May 11, 2004, the Company had made seven grants of options to purchase a total of 450,000 shares of Common Stock of the Company (the “Old Options”) to six directors and one executive officer of the Company (each, a “Holder”) that were not issued pursuant to a plan which had previously received stockholder approval. Since Section 711 of the AMEX Company Guide provides that stockholder approval is required with respect to the establishment of a stock option plan or other equity compensation arrangement pursuant to which options may be issued to directors and officers, the grants of the Old Options appear to have violated Section 711 of the AMEX Company Guide.

The Company has in place its 1998 Stock Option Plan (the “1998 Plan”), which was adopted by the Board and approved by the stockholders of the Company. Following discussions with staff members at the AMEX, on July 28, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of the Company authorized the issuance of 450,000 new options pursuant to the 1998 Plan (the “New Options”) to be exchanged for the Old Options held by each of the Holders in the same amounts as the Old Options held by each Holder. The New Options contain provisions that are substantially similar to those of the Old Options. The terms and exercise prices of the New Options are identical to those of the Old Options held by each of the respective Holders. There were sufficient shares available for issuance under the 1998 Plan, and the New Options could be issued under the 1998 Plan without any amendment thereof. On July 28, 2005, each of the seven Holders agreed to the exchange of the Old Options held by him or her for New Options in a like amount, and the New Options were issued to each of the Holders in amounts equal to the number of Old Options held by such Holder.

Following the Company’s notification to the AMEX of the Company’s noncompliance with Section 711 of the AMEX Company Guide as described above, the staff of the AMEX indicated verbally to the Company that it considered the Company’s remedial actions to have brought the Company into compliance with Section 711 and that it considers the matter to be closed.

EXECUTIVE OFFICERS

The names and ages of our Executive Officers are set out below. Executive Officers are elected annually by the Board of Directors and serve at the Board of Directors’ pleasure. The Board of Directors has determined that, with the exception of Dr. El-Shafy, the following individuals are the Executive Officers of the Company: Dr. Egberts, Mr. Cohen, Ms. Frydman and Mr. Spicer.

NAME	AGE	POSITION WITH THE COMPANY
Jan H. Egberts, M.D.	47	President and Chief Executive Officer
Barry C. Cohen	43	Vice President, Business and New Product Development
Jean W. Frydman	52	Vice President, General Counsel and Corporate Secretary
Michael E. Spicer	52	Chief Financial Officer

JAN H. EGBERTS, M.D., President and Chief Executive Officer. Dr. Egberts joined NovaDel in September 2005 as Chief Operating Officer and became President and Chief Executive Officer on December 23, 2005.. From August 2004 to September 2005, Dr. Egberts was Chief Operating Officer at Dynogen Pharmaceuticals, Inc. From February 2001 to January 2004, Dr. Egberts was Chairman of Molnlycke Healthcare, Inc., and concurrently served as President of the Barrier division from February 2001 through April 2002 and from April 2002 to January 2004 as Senior Vice President and Global Marketing Director of Molnlycke Healthcare Inc. From November 1996 to February 2001, Dr. Egberts served as Vice President, Business and Market Development Worldwide for Johnson & Johnson.

BARRY COHEN, M.B.A., Vice President of Business and New Product Development. Mr. Cohen joined NovaDel in May 2003. From September 2001 to May 2003, he was Vice President-Business Development at Keryx Biopharmaceuticals Inc. From April 2000 to September 2001, Mr. Cohen served as Vice President-Marketing at Novartis Consumer Healthcare. From 1994 to April 2000, Mr. Cohen held several executive marketing and business development positions at Novartis Consumer Healthcare.

JEAN W. FRYDMAN, J.D., Vice President, General Counsel and Corporate Secretary. Ms. Frydman joined NovaDel in May 2004. From 1999 through April 2004, Ms. Frydman served as Associate General Counsel for Pharmacia Corporation and Pfizer Inc., following the acquisition of Pharmacia Corporation. Ms. Frydman is currently an Adjunct Professor at Seton Hall Law School.

MICHAEL E. B. SPICER, CPA, Chief Financial Officer. Mr. Spicer joined NovaDel as Chief Financial Officer in December 2004. From December 2001 to December 2004, Mr. Spicer was Chief Financial Officer of Orchid Biosciences, Inc. From September 1998 to December 2001, Mr. Spicer served as Vice President, Chief Financial Officer of Lifecodes Corporation until it was acquired by Orchid.

Stock Ownership of Directors, Management and Certain Beneficial Owners

Stock Ownership of Certain Beneficial Owners

The following table sets forth information, as of November 1, 2005, regarding beneficial ownership of the Common Stock to the extent known to the Company by each person known to NovaDel to be the beneficial owner of 5% or more of the Common Stock. Except as otherwise noted, each person has sole voting and investment power as to his or her shares.

Title of Class	Name and Address or Number in Group	Amount and Nature of Beneficial Ownership	Percentage of Class
Common Stock	Lindsay A. Rosenwald, M.D. (1)	9,906,899 (2)	21.8
Common Stock	ProQuest Investments III, L.P. (3)	4,945,876 (4)	11.8
Common Stock	ProQuest Investments II, L.P. (3)	1,255,500 (5)	3.0
Common Stock	ProQuest Investment II Advisors Fund, L.P. (3)	30,214 (6)	*
Common Stock	Caisse De DePot Et Placement Du Quebec (7)	2,700,000 (8)	6.5

(1) The address for Dr. Rosenwald is: c/o Paramount BioCapital, Inc., 787 Seventh Avenue, 48th Floor, New York, NY 10019.

(2) Includes 5,055,660 shares of Common Stock and warrants to purchase 3,950,000 shares of Common Stock which expire in December 2008. Also includes Unit Purchase Options that include the right to receive 568,135 shares of Common Stock at a purchase price equal to approximately $1.16 per share; warrants to purchase 170,440 shares of Common Stock at an exercise price equal to $1.40 per share; and warrants to purchase 162,664 shares of Common Stock at an exercise price equal to $1.30 per share.

(3) The address for ProQuest Investments III, L.P., ProQuest Investments II, L.P., and ProQuest Investments II Advisors Fund, LP is 90 Nassau Street, 5th Floor, Princeton, NJ 08542.

(4) Includes 3,663,612 shares of Common Stock and warrants to purchase 1,282,264 shares of Common Stock at an exercise price of $1.30 per share.

(5) Includes 930,000 shares of Common Stock and warrants to purchase 325,500 shares of Common Stock at an exercise price of $1.30 per share.

(6) Includes 22,381 shares of Common Stock and warrants to purchase 7,833 shares of Common Stock at an exercise price of $1.30 per share.

(7) The address for Caisse De DePot Et Placement Du Quebec is: 1000 Place Jean-Paul-Riopelle, Montreal, Quebec, Canada H22 263.

(8) Includes 2,000,000 shares of Common Stock and warrants to purchase 700,000 shares of Common Stock at an exercise price of $1.30 per share.

Stock Ownership of Directors and Management

The following table sets forth information, as of November 1, 2005, regarding beneficial ownership of the Common Stock to the extent known to the Company, by (i) each person who is a nominee for Director; (ii) each Executive Officer named in the “Summary Compensation Table” see page 22, and (iii) all Directors and Executive Officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares.

Title of Class	Name and Address or Number in Group	Amount and Nature of Beneficial Ownership(2)	Percentage of Class

Common Stock	Thomas E. Bonney, CPA (1)	0	*
Common Stock	Barry C. Cohen (1)	135,000	*
Common Stock	Jan H. Egberts, M.D. (1)	0(3)	*
Common Stock	Mohammed Abd El-Shafy, Ph.D. (1)	150,000	*
Common Stock	Jean W. Frydman, Esq. (1)	33,333	*
Common Stock	William F. Hamilton, Ph.D. (1)	83,332	*
Common Stock	Henry Kwan, Ph.D. (1)	0	*
Common Stock	J. Jay Lobell (1)	220,063(4)	*
Common Stock	Charles Nemeroff, M.D., Ph.D. (1)	66,666	*
Common Stock	Steven B. Ratoff (1)	0	*
Common Stock	Gary A. Shangold, M.D. (1)	1,201,000	2.8
Common Stock	Michael E. B. Spicer, CPA (1)	2,500	*
	All Executive Officers and Directors as a group (11 persons)	1,891,894	4.4

*less than 1%.

(1) The address of all holders listed herein is c/o NovaDel Pharma Inc., 25 Minneakoning Road, Flemington, New Jersey 08822.

(2) For each of the following persons, the numbers set forth in this column includes the number of shares of Common Stock immediately succeeding such person’s name, which such person has the right to acquire within 60 days through the exercise of stock options: Mr. Cohen, 130,000; Dr. El-Shafy, 150,000; Ms. Frydman, 33,333; Dr. Hamilton, 83,332; Dr. Nemeroff, 66,666; Dr. Shangold, 1,125,000 and all Directors and Executive Officers as a group, 1,588,331.

(3) Dr. Egberts joined NovaDel as Chief Operating Officer on September 26, 2005 and was granted non-plan options to purchase 1,622,700 shares of the Company’s Common Stock at an exercise price of $1.70 per share. The options vest in three equal, annual installments, subject to certain conditions, on September 25, 2006, September 25, 2007, and September 25, 2008. Such options have a five-year term and expire on September 24, 2010.

(4) Includes 145,818 shares of Common Stock and warrants to purchase 24,245 shares of Common Stock at an exercise price equal to $1.40 per share which expire in December 2009 and warrants to purchase 50,000 shares of Common Stock at an exercise price equal to $0.75 per share which expire in February 2007.

Executive Compensation

The following table sets forth a summary for the fiscal years ended July 31, 2005, 2004 and 2003, respectively, of the cash and non-cash compensation awarded, paid or accrued by the Company to our Chief Executive Officer and our five most highly compensated officers other than the CEO who served in such capacities in 2005 (collectively, the “Named Executive Officers”). There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal 2005, 2004 and 2003 to the Named Executive Officers, except as set forth below:

SUMMARY COMPENSATION TABLE

Name and Principal Position*	Fiscal Year	Annual Compensation			Long-Term Compensation			All Other Compensation ($) (3)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)(2)	Awards		Payouts
					Restricted Stock Award(s) ($)	Securities Under- lying Options (1) (#)	LTIP Payouts ($)
Gary A. Shangold, M.D. President and CEO	2005	350,000	150,000	14,795	—	100,000	—	12,596
	2004	350,000	150,000	13,393	—	125,000	—	12,057
	2003	350,000	249,780	5,871	—	1,000,000	—	—
Barry C. Cohen Vice President – New Business & Product Development	2005	219,387	50,000	29,552	—	50,000	—	8,447
	2004	193,754	—	27,278	—	75,000	—	7,715
	2003	34,865	—	2,500	—	75,000	—	—
Jean W. Frydman, Esq. Vice President, General Counsel and Corporate Secretary	2005	215,000	50,500	5,307	—	50,000	—	8,332
	2004	42,308	—	854	—	100,000	—	4,615
	2003	—	—	—	—	—	—	—
Mohammed Abd El-Shafy, Ph.D., Vice President – Formulation Development(4)	2005	200,000	—	14,795	—	—	—	5,846
	2004	200,000	20,000	13,232	—	50,000	—	7,704
	2003	144,000	—	14,390	—	50,000	—	—
Henry Kwan, Ph.D., Head of Pharmaceutical Sciences(5)	2005	156,667	—	12,308	—	150,000	—	5,784
	2004	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—
Michael E. Spicer, CPA Chief Financial Officer	2005	146,875	—	17,275	—	100,000	—	6,308
	2004	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—

(1)	No Stock Appreciation Rights have been issued.
(2)

“Other Annual Compensation” amounts represent certain automobile allowances paid by the Company as reimbursement for business usage of personal automobiles for: Mr. Cohen, $12,000; also includes relocation expenses: Mr. Spicer, $7,121 and Dr. Kwan, $5,716; and also includes employer contributions for medical, dental and life insurance benefits as follows: Dr. Shangold, $14,795; Mr. Cohen, $17,552; Ms. Frydman, $5,370; Dr. El-Shafy, $14,795; Dr. Kwan, $6,592; and Mr. Spicer, $10,154.

(3)

“All Other Compensation” amounts represent employer contributions to 401(k) savings plan as follows: Dr. Shangold, $12,596; Mr. Cohen, $8,447; Ms. Frydman, $8,332; Dr. El-Shafy, $5,846; Dr. Kwan, $5,784; and Mr. Spicer, $6,308.

(4)	Dr. El-Shafy ceased to be employed by the Company in April 2005.
(5)	Dr. Kwan ceased to be employed by the Company on October 20, 2005.

*Dr. Jan H. Egberts joined NovaDel as Chief Operating Officer on September 26, 2005, and became President and Chief Executive Officer on December 23, 2005, and is NovaDel’s most recently hired senior executive. Although Dr. Egberts is not included in the Summary Compensation Table because he was not an Executive Officer during fiscal year 2005, information about his employment agreement is included under “Employment Agreements and Change In Control Arrangements.”

OPTION GRANTS IN LAST FISCAL YEAR

(INDIVIDUAL GRANTS)

The following table sets forth information with respect to the Named Executive Officers concerning grants of options during fiscal 2005:

Option Grants in Last Fiscal Year
Individual Grants
(a)	(b)	(c)	(d)	(e)
Name	Numberof Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Gary A. Shangold, M.D.	100,000	11.6%	$1.47	January 23, 2015
Barry C. Cohen	50,000	5.8%	$1.47	January 23, 2015
Jean W. Frydman, Esq.	50,000	5.8%	$1.47	January 23, 2015
Mohammed Abd El-Shafy, Ph.D.	—	—	—	—
Henry Kwan, Ph.D.	150,000	17.3%	$1.69	December 7, 2014
Michael E. Spicer	100,000	11.6%	$1.57	December 19, 2014

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 2005 and the number and value of unexercised options held as of the end of fiscal 2005.

Name of Executive Officer	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End; (Exercisable/Unexercisable)	Value of Unexercised In-the-Money Options at Fiscal Year End ($); (Exercisable/ Unexercisable)
Gary A. Shangold, M.D.	0	0	791,667/433,333	0/0
Barry C. Cohen	0	0	130,000/70,000	0/0
Jean W. Frydman, Esq.	0	0	33,333/116,667	0/0
Mohammed Abd El-Shafy, Ph.D.	0	0	150,000/0	0/0
Henry Kwan, Ph.D.	0	0	0/150,000	0/0
Michael E. Spicer	0	0	0/100,000	0/0

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

Gary A. Shangold, M.D. In December 2002, the Company entered into a three-year employment agreement with Dr. Shangold pursuant to which he agreed to serve as the Company’s President and Chief Executive Officer. The Company agreed to pay Dr. Shangold an annual base salary of $350,000 and an annual bonus of $150,000. In addition, Dr. Shangold was eligible to receive an annual discretionary bonus of up to $262,500, which was determined at the sole discretion of the Board of Directors. Dr. Shangold’s employment agreement also entitled him to receive an investment and fee bonus of up to $375,000 based on investments in or fees earned by NovaDel during fiscal year 2003. In fiscal year 2003, the Company paid Dr. Shangold such investment and fee bonus in the amount of $249,780. Pursuant to the employment agreement, Dr. Shangold was also granted non-plan options to purchase 1,000,000 shares of Common Stock (at an exercise price of $1.93 per share). Such options are currently exercisable and have a term of five years and expire on December 2, 2007.

On September 2, 2005, the Company notified Dr. Shangold that his employment agreement would not be extended at the end of its term. Accordingly, the effect of this action is that Dr. Shangold’s employment agreement will expire on its stated expiration date. On December 22, 2005, Dr. Shangold will therefore cease to be the President and Chief Executive Officer of the Company. Dr. Shangold has served as President and Chief Executive Officer of NovaDel since December 2002, and has also been a member of the Board of Directors since March 2003. The Company expects that Dr. Shangold will continue to serve as a Director until the Company’s next annual stockholders’ meeting.

On November 29, 2005 the Company entered into a Confidential Separation Agreement and General Release (the “Separation Agreement”) and a Consulting Agreement (the “Consulting Agreement”) with Dr. Shangold. Pursuant to the Separation Agreement, the Company will pay to Dr. Shangold a separation payment of $150,000, pay Dr. Shangold’s COBRA health insurance premium less any active employee contribution for up to one year from December 23, 2005, enter into the Consulting Agreement with Dr. Shangold, and permit Dr. Shangold’s 100,000 stock options issued pursuant to the Nonqualified Stock Option and Incentive Stock Option Agreements, dated January 24, 2005, to vest as if Dr. Shangold were still an employee of the Company for as long as he provides consulting services to the Company pursuant to the Consulting Agreement and, in the event that the Consulting Agreement expires at the end of one year, to allow the 33,334 stock options that would otherwise vest on January 24, 2007, to vest on the expiration date of the Consulting Agreement. The Company will extend the post-termination exercise period applicable to Dr. Shangold’s vested options (other than non-plan options) to a date that is 90 days after the termination of the Consulting Agreement. In exchange for the Company’s agreement to provide the aforementioned consideration to Dr. Shangold, Dr. Shangold will release the Company from any and all claims he may have against the Company. In addition, Dr. Shangold will refrain from competition with the Company until the later of June 22, 2007 or 6 months after termination of the Consulting Agreement.

Pursuant to the Consulting Agreement, the Company will retain Dr. Shangold as an independent contractor to provide the Company with consulting services related to the drug regulatory and approval process. The Company will pay to Dr. Shangold an amount equal to $2,500 per day worked, with a minimum guaranteed payment of $25,000 per month in which he provides service to the Company regardless of whether the Company has requested his services for ten (10) days during the month, provided that the Company need not pay the entire $25,000, but rather an amount for days worked at the per day rate, for any month in which the Company requested 10 or more days of service and Dr. Shangold was unavailable to provide his services after good faith efforts by both parties to accommodate the scheduling of services. In addition, the Company will reimburse Dr. Shangold for expenses incurred in the performance of these services. The Consulting Agreement will commence on December 23, 2005 and will continue for a period of 1 year, unless terminated earlier in accordance with the terms of the Consulting Agreement. The Consulting Agreement may be extended by mutual consent of the parties.

Barry C. Cohen. In May 2003, the Company entered into a three-year employment agreement with Mr. Cohen, who was appointed Vice-President, New Business and New Product Development. Pursuant to the agreement, he received a base salary of $185,000, plus incentive bonuses. In addition, Mr. Cohen was issued options to purchase 75,000 shares of Common Stock at $2.04 per share under the 1998 Plan. Of such options, 55,000 have vested and 20,000 vest on May 13, 2006. These options expire in May 2008. In January 2005, Mr. Cohen was given an increase of salary to approximately $219,000 per year. In the event Mr. Cohen’s employment is terminated by reason of death, the agreement provides that the Company shall pay to Mr. Cohen’s estate: (i) base salary and any accrued and unpaid bonus and expense reimbursement amounts through the date of his death; (ii) continue to pay to his estate his base salary for three (3) months following his death; and (iii) for the shorter of six months following his death or the balance of the term of the agreement, provide continued coverage to the members of his family under all major medical and other health, accident, life or other disability plans and programs in which such family members participated immediately prior to his death. Any stock options granted to Mr. Cohen that have not vested as of the date of his death shall vest upon the date of Mr. Cohen’s death. Should Mr. Cohen’s employment be terminated due to disability, the agreement provides that the Company shall pay his base salary and any accrued bonus and expense reimbursement amounts through the date of termination. In addition, the agreement provides for the following benefits: for the shorter of six (6) months following such termination or the balance of the term of the agreement, the Company shall (i) continue to pay his base salary in effect at the time of such termination, less the amount, if any, then payable under any disability benefits of the Company and (ii) provide continued coverage under all major medical and other health, accident, life or other disability plans and programs in which Mr. Cohen participated immediately prior to such termination. All outstanding stock options, except unvested stock options, shall vest upon the effective date of his termination due to disability. In the event that Mr. Cohen’s employment is terminated upon a change-in-control of the Company, the agreement provides for the following benefits: (i) continuation of the payment of Mr. Cohen’s base salary for a period of six months following such termination (which shall be reduced by any amounts actually earned by Mr. Cohen during the six-month period following such termination); (ii) payment of any accrued and unpaid bonus through the date of termination; and (iii) payment of any accrued and unpaid expense reimbursement amounts owed to Mr. Cohen through the date of termination. In addition, all stock options that have not vested as of such termination date shall be accelerated and deemed to have vested as of the date of termination. Lastly, for the shorter of six months following such termination and the balance of the term of Mr. Cohen’s agreement, the Company shall provide Mr. Cohen continued coverage under all major medical and other health, accident, life or other disability plans or programs in which Mr. Cohen participated immediately prior to such termination.

Jean W. Frydman, Esq. In May 2004, the Company entered into a three-year employment agreement with Jean W. Frydman, Esq., pursuant to which she agreed to serve as the Company’s Vice President and Corporate General Counsel. Ms. Frydman was elected Corporate Secretary on August 24, 2004. The Company agreed to pay Ms. Frydman an annual base salary of $200,000, and certain incentive bonuses. In January 2005, Ms. Frydman was given an increase in salary to approximately $215,000 per year. In addition, Ms. Frydman was also granted non-plan options to purchase 100,000 shares of Common Stock at an exercise price of $1.98 per share (110% of the fair market value on the grant date) which vest, subject to certain conditions, over a three-year period. Such options have a term of 10 years. On July 28, 2005, these options were exchanged for options under the 1998 Plan, the terms of which are identical to those in the original grant of non-plan options. On September 2, 2005, the Company entered into an amendment to its employment agreement with Ms. Frydman. The amendment provides for a new formula that is tied to the Company’s goals, for determining Ms. Frydman’s bonus payment at the end of Calendar Year 2005 and provides for increased payments upon termination of Ms. Frydman’s employment in certain circumstances. In the event Ms. Frydman’s employment is terminated by reason of death, the agreement provides for the following benefits to be paid to her estate: (i) base salary and any accrued and unpaid bonus and expense reimbursement amounts through the date of her death; (ii) for the shorter of six months following her death or the balance of the term of the agreement will provide continued coverage to the members of her family under all major medical and other health, accident, life or other disability plans and programs in which such family members participated immediately prior to her death. Any stock options granted to Ms. Frydman that have not vested as of the date of her death shall be deemed to have expired as of such date. Should Ms. Frydman’s employment be terminated due to disability, the agreement provides that the Company shall pay her base salary and any accrued bonus and expense reimbursement amounts through the date of termination. In addition, the agreement provides for the following benefits: for the shorter of six (6) months following such termination or the balance of the term of the agreement, the Company shall (i) continue to pay her base salary in effect at the time of such termination, less the amount, if any, then payable under any disability benefits of the Company and (ii) provide continuation coverage under all major medical and other health, accident, life or other disability plans and programs in which Ms. Frydman participated immediately prior to such termination. All stock options that have not vested as of the date of termination shall be deemed to have expired as of such date. In the event that Ms. Frydman’s employment is terminated upon a change-in-control of the Company, the agreement provides for the following benefits: (i) continuation of the payment of Ms. Frydman’s base salary for a period of one year following such termination (which shall be reduced by any amounts actually earned by Ms. Frydman during the one-year period following termination); (ii) payment of any accrued and unpaid bonus through the date of termination; and (iii) payment of any accrued and unpaid expense reimbursement amounts owed to Ms. Frydman through the date of termination. In addition, all stock options that have not vested as of such termination date shall be accelerated and deemed to have vested as of the date of termination.

Henry Kwan, Ph.D. Effective December 21, 2004, the Company entered into a three-year employment agreement with Dr. Henry Kwan pursuant to which he agreed to serve as the Company’s Head of Pharmaceutical Sciences. The Company agreed to pay Dr. Kwan an annual base salary of $235,000, plus incentive bonuses. In addition, Dr. Kwan was also granted non-qualified options to purchase 150,000 shares of the Company’s Common Stock at an exercise price of $1.69 per share (110% of the fair market value on the grant date) under the 1998 Plan. The options vest in three annual installments, subject to certain conditions, on December 8, 2005, December 8, 2006, and December 8, 2007. Such options have a term of 10 years and expire on December 1, 2014. Dr. Kwan was terminated without cause from employment with the Company on October 20, 2005. Pursuant to Dr. Kwan’s employment agreement, the Company will continue to pay to Dr. Kwan his base salary for a period of six (6) months from October 20, 2005 and any accrued and unpaid bonus and expense reimbursement amounts through the date of termination. Such amount will be reduced by any amounts otherwise actually earned during the six-month period following the termination of his employment. In addition, for a period of one year from October 20, 2005, the Company shall provide continuation coverage under all major medical and other health, accident, life or other disability plans or programs in which Dr. Kwan participated immediately prior to his termination. All stock options granted by the Company to Dr. Kwan that had not vested as of October 20, 2005 expired on October 20, 2005 pursuant to the terms of the Employment Agreement.

Michael E.B. Spicer. Effective December 20, 2004, the Company entered into a three-year employment agreement with Michael E.B. Spicer pursuant to which he agreed to serve as the Company’s Chief Financial Officer. The Company agreed to pay Mr. Spicer an annual base salary of $235,000, plus incentive bonuses. In addition, Mr. Spicer was also granted non-qualified options to purchase 100,000 shares of the Company’s Common Stock at an exercise price of $1.57 per share (110% of the fair market value on the grant date) from the 1998 Plan. The options vest in three annual installments, subject to certain conditions, on December 20, 2005, December 20, 2006, and December 20, 2007. Such options have a term of 10 years and expire on December 19, 2014. On September 2, 2005, the Company entered into an amendment to its employment agreement with Mr. Spicer. The amendment provides that Mr. Spicer will receive additional amounts of money paid for relocation expenses and for expenses for temporary housing and commuting to and from his residence prior to his relocation. In the event Mr. Spicer’s employment is terminated by reason of death, the agreement provides for the following benefits to be paid to his estate: (i) base salary and any accrued and unpaid bonus and expense reimbursement amounts through the date of his death; (ii) for the shorter of six months following his death or the balance of the term of the agreement, the Company will provide continued coverage to the members of his family under all major medical and other health, accident, life or other disability plans and programs in which such family members participated immediately prior to his death. Any stock options granted to Mr. Spicer that have not vested as of the date of his death shall be deemed to have expired as of such date. Should Mr. Spicer’s employment be terminated due to disability, the agreement provides that the Company shall pay his base salary and any accrued bonus and expense reimbursement amounts through the date of termination. In addition, the agreement provides for the following benefits: for the shorter of six (6) months following such termination or the balance of the term of the agreement, the Company shall (i) continue to pay his base salary in effect at the time of such termination, less the amount, if any, then payable under any disability benefits of the Company and (ii) provide continued coverage under all major medical and other health, accident, life or other disability plans and programs in which Mr. Spicer participated immediately prior to such termination. All stock options that have not vested as of the date of termination shall be deemed to have expired as of such date. In the event that Mr. Spicer’s employment is terminated upon a change-in-control of the Company, the agreement provides for the following benefits: (i) continuation of the payment of Mr. Spicer’s base salary for a period of one year following such termination (which shall be reduced by any amounts actually earned by Mr. Spicer during the one-year period following such termination); (ii) payment of any accrued and unpaid bonus through the date of termination; and (iii) payment of any accrued and unpaid expense reimbursement amounts owed to Mr. Spicer through the date of termination. In addition, all stock options that have not vested as of such termination date shall be accelerated and deemed to have vested as of the date of termination.

Jan H. Egberts, M.D. On September 26, 2005, the Company entered into a two-year employment agreement with Dr. Jan H. Egberts pursuant to which he agreed to serve as the Company’s Chief Operating Officer. Pursuant to the agreement, Dr. Egberts will assume the position of President and Chief Executive Officer on December 23, 2005. Pursuant to the agreement, Dr. Egberts receives a base salary of $350,000 and an annual bonus of 50% of his base salary as target. On the date he assumes the position of President and Chief Executive Officer, he will receive an interim bonus for the period from September 26, 2005 through the date he assumes the position of President and Chief Executive Officer, in an amount equal to 50% of his pro-rated base salary for such period. In addition, Dr. Egberts was also granted non-plan options to purchase 1,622,700 shares of Common Stock (at an exercise price of $1.70 per share). The options vest in three annual installments, subject to certain conditions, on September 26, 2006, September 26, 2007 and September 26, 2008. Such options have a five-year term and expire on September 24, 2010. In addition, the Company has also agreed to grant Dr. Egberts options to purchase an additional 400,000 shares of Common Stock of the Company upon the signing of a third-party agreement which provides milestone opportunities in excess of $30 million in revenue, but no earlier than March 26, 2006. Such stock option grant will have a term of five (5) years and will vest ratably over a three-year period ending on the third anniversary of the grant. In the event Dr. Egberts’s employment is terminated by reason of death or disability, the agreement provides for the following benefits to be paid to his estate, as applicable: (i) base salary and any accrued and unpaid bonus and expense reimbursement amounts through the date of his death or disability and the pro-rata portion of his guaranteed bonus and stock options earned by him during the year of his death or disability; and (ii) for the longer of twelve (12) months following his death, disability or the balance of the term of the agreement, provide continued coverage to the members of his family and, in the case of termination for disability, for Dr. Egberts, under all major medical and other health, accident, life or other disability plans and programs in which such family members and, in the case of termination for disability, for Dr. Egberts, participated immediately prior to his death or disability. All stock options that are scheduled to vest by the end of the calendar year in which such termination occurs shall be accelerated and deemed to have vested as of the termination date. All stock options that have not vested (or been deemed pursuant to the preceding sentence to have vested) as of the date of termination shall be deemed to have expired. Any stock options that have vested as of the date of his death or disability shall remain exercisable for a period of 90 days after the date of his death or disability. In the event that Dr. Egberts’ employment is terminated upon a change-in-control of the Company, the agreement provides for the following benefits: (i) continuation of the payment of Dr. Egberts’ base salary for a period of one year following such termination; (ii) payment of any accrued and unpaid bonus through the date of termination; and (iii) payment of any accrued and unpaid expense reimbursements owed to Dr. Egberts through the date of termination. In addition, all stock options that have not vested as of such termination date shall be accelerated and deemed to have vested as of the date of termination.

The foregoing agreements also provide for certain non-competition and non-disclosure covenants on the part of the applicable executive. However, with respect to the non-competition covenants, a court may determine not to enforce such provisions or only partially enforce such provisions. Additionally, each of the foregoing agreements provides for certain fringe benefits, such as inclusion in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as the Company may adopt them.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee is responsible for the establishment and review of the Company’s compensation policies and programs.

Compensation Philosophy

The primary objectives of our executive compensation policies include the following:

•	To attract, motivate and retain a highly qualified executive management team;
•	To link executive compensation to our financial performance as well as to defined individual management objectives established by the Committee;
•	To compensate competitively with the practices of similarly situated companies; and
•	To create management incentives designed to enhance stockholder value.

To meet our objectives successfully, we must attract and retain highly qualified personnel with specialized skills. The Compensation Committee’s compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our performance, either directly in the form of salary or annual bonuses paid in cash, or indirectly in the form of stock options granted to employees through our stock option plans.

Executive Compensation

We have a compensation program which consists of two principal components: cash-based compensation and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of our Company.

Cash-Based Compensation. Cash-based compensation consists of salary, or base pay, and a discretionary bonus. The salaries and bonuses of each of the Named Executive Officers, other than the Chief Executive Officer, for the year ended July 31, 2005 were approved by the Compensation Committee upon the recommendation of the Chief Executive Officer. In its review, the Compensation Committee takes into account peer group practices and other appropriate factors, such as corporate and individual performance.

Equity Incentive Programs. Long-term equity incentives, including stock options granted pursuant to our 1998 Stock Option Plans, align the economic interests of the Named Executive Officers with those of its stockholders. Stock options are a particularly strong incentive because they are valuable to the Named Executive Officers only if the fair market value of the Common Stock increases above the exercise price, which will generally be set at the fair market value of the Common Stock on the date the option is granted. In addition, the Named Executive Officers must generally remain employed for a fixed period of time in order for the options to vest fully. The Board of Directors or the Compensation Committee may grant options with vesting schedules that differ from the general schedule.

The number of options granted to each Named Executive Officer, other than the Chief Executive Officer, were approved by the Compensation Committee upon the recommendation of the Chief Executive Officer. In making its determination, the Compensation Committee considers the Named Executive Officer’s position, his or her individual performance, the number of options held by the executive and other relevant factors.

Chief Executive Officer Compensation

On September 2, 2005, the Company notified Dr. Shangold that his employment agreement will not be extended at the end of its term. Accordingly, the effect of this action is that Dr. Shangold’s employment agreement will expire on its stated expiration date. On December 22, 2005, Dr. Shangold will therefore cease to be the President and Chief Executive Officer of the Company. Dr. Shangold has served as President and Chief Executive Officer of NovaDel since December 2002, and has also been a member of the Board of Directors since March 2003. The Company expects that Dr. Shangold will continue to serve as a Director until the Company’s next annual stockholders’ meeting.

On November 29, 2005 the Company entered into a Confidential Separation Agreement and General Release (the “Separation Agreement”) and a Consulting Agreement (the “Consulting Agreement”) with Dr. Shangold. Pursuant to the Separation Agreement, the Company will pay to Dr. Shangold a separation payment of $150,000, pay Dr. Shangold’s COBRA health insurance premium less any active employee contribution for up to one year from December 23, 2005, enter into the Consulting Agreement with Dr. Shangold, and permit Dr. Shangold’s 100,000 stock options issued pursuant to the Nonqualified Stock Option and Incentive Stock Option Agreements, dated January 24, 2005, to vest as if Dr. Shangold were still an employee of the Company for as long as he provides consulting services to the Company pursuant to the Consulting Agreement and, in the event that the Consulting Agreement expires at the end of one year, to allow the 33,334 stock options that would otherwise vest on January 24, 2007, to vest on the expiration date of the Consulting Agreement. The Company will extend the post-termination exercise period applicable to Dr. Shangold’s vested options (other than non-plan options) to a date that is 90 days after the termination of the Consulting Agreement. In exchange for the Company’s agreement to provide the aforementioned consideration to Dr. Shangold, Dr. Shangold will release the Company from any and all claims he may have against the Company. In addition, Dr. Shangold will refrain from competition with the Company until the later of June 22, 2007 or 6 months after termination of the Consulting Agreement.

Pursuant to the Consulting Agreement, the Company will retain Dr. Shangold as an independent contractor to provide the Company with consulting services related to the drug regulatory and approval process. The Company will pay to Dr. Shangold an amount equal to $2,500 per day worked, with a minimum guaranteed payment of $25,000 per month in which he provides service to the Company regardless of whether the Company has requested his services for ten (10) days during the month, provided that the Company need not pay the entire $25,000, but rather an amount for days worked at the per day rate, for any month in which the Company requested 10 or more days of service and Dr. Shangold was unavailable to provide his services after good faith efforts by both parties to accommodate the scheduling of services. In addition, the Company will reimburse Dr. Shangold for expenses incurred in the performance of these services. The Consulting Agreement will commence on December 23, 2005 and will continue for a period of 1 year, unless terminated earlier in accordance with the terms of the Consulting Agreement. The Consulting Agreement may be extended by mutual consent of the parties.

The compensation of the Company’s Chief Executive Officer is determined by his employment agreement with the Company dated December 3, 2002 which entitles him to an annual base salary of

$350,000. See “Employment Agreements and Change in Control Arrangements” on page 24. Dr. Shangold was paid an annual salary of $350,000 through July 31, 2005. In addition, Dr. Shangold’s employment agreement provides for a guaranteed bonus of $150,000 and an annual discretionary bonus of up to $262,500, which shall be determined at the sole discretion of the Board. Dr. Shangold received his guaranteed bonus of $150,000 for the fiscal year ending July 31, 2005. Upon execution of his employment agreement, Dr. Shangold was also granted non-plan options to purchase 1,000,000 shares of Common Stock (at an exercise price of $1.93 per share) which vest over a three year period beginning in December 2003. Such options have a term of 5 years and expire December 2, 2007. On February 24, 2004, Dr. Shangold was granted an option to purchase 125,000 shares of Common Stock (at an exercise price of $1.82 per share) which vested immediately. Such options have a term of 5 years and expire February 22, 2009. On January 24, 2005 Dr. Shangold was granted an option to purchase 100,000 shares of Common Stock (at an exercise price of $1.47) which vest in three annual installments, subject to certain conditions, on January 24, 2006, January 24, 2007, and January 24, 2008. Such options have a term of 10 years and expire January 23, 2015.

The determination by the Compensation Committee of Dr. Shangold’s remuneration is based upon methods consistent with those used for other senior executives. The Compensation Committee considers certain quantitative factors, including the Company’s financial, strategic and operating performance for the year. The qualitative criteria include such person’s leadership qualities and management skills, as exhibited by their innovations, time and effort devoted to the Company and other general considerations. The Compensation Committee also takes note of comparable remuneration of other similarly situated executives at comparable companies. Based on the performance of the Company, the Compensation Committee believes that such compensation was appropriate.

Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to any one executive officer, unless certain requirements are met. The Compensation Committee may award compensation that is not deductible under Section 162(m) if it believes that such awards would be in the best interest of the Company and its stockholders.

Compensation Committee Lawrence Jay Kessel, M.D., FACP, Chair William F. Hamilton, Ph.D. Charles Nemeroff, M.D., Ph.D.

In accordance with the rules of the SEC, the information contained in the Report of the Compensation Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the SEC’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors, Executive Officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Exchange Act and related regulations to file ownership reports on Forms 3, 4 and 5 with the Securities and Exchange Commission and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports. Based solely on a review of the copies of such forms furnished to us, we believe that from August 1, 2004, to July 31, 2005, Dr. Shangold, Dr. Nemeroff, Mr. Cohen and Dr. El-Shafy were not in compliance with their respective Section 16(a) filing requirements. Dr. Shangold and Mr. Cohen each had a Form 5 reporting two transactions that were filed late; Dr. El-Shafy had one Form 5 reporting three transactions that were filed late, and Dr. Nemeroff had one Form 4 reporting one transaction that was filed late. In addition, with respect to the beneficial owners, the Company is aware that Dr. Lindsay A. Rosenwald had one Form 4 reporting one transaction that was filed late and one Form 5 reporting one transaction that was filed late and may have failed to file one Form 4 reporting one transaction. The Company has revised its administrative procedures to enhance the ability of the Company’s Executive Officers and Directors to comply with such requirements. All others required to file reports have done so.

Certain Relationships and Related Transactions

To the best of management’s knowledge, other than (i) compensation for services as Executive Officers and Directors or (ii) as set forth below, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which the Company was or was to be a party, in which the amount involved exceeds $60,000 during fiscal 2004 or fiscal 2005, and in which any Director or Executive Officer, or any security holder who is known by the Company to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest.

In January 2003, we engaged Paramount to assist us in the placement of units on a “best efforts” basis in connection with a private placement. Dr. Rosenwald is Chairman and Chief Executive Officer of Paramount. In connection with this offering, we entered into a non-exclusive Placement Agent Agreement with Paramount, pursuant to which we paid to Paramount for its services, a cash payment equal to approximately $360,000 and issued to Paramount or its designees 160,017 warrants with an exercise price equal to $1.65 per share and warrants to purchase 40,004 shares of common stock at an exercise price equal to $2.00 per share. We also agreed to pay to Paramount a non-accountable expense allowance equal to $25,000 to reimburse Paramount for its out-of-pocket expenses.

In April 2003, the Company entered into a license and development agreement with Manhattan Pharmaceuticals, Inc., for the worldwide, exclusive rights to its oral spray technology to deliver propofol for pre-procedural sedation. In November 2003, the Company received $375,000 from Manhattan for license fees. The Company has included these license fees in deferred revenue and is recognizing these license fees over the 20-year term of the license. During the years ended July 31, 2005 and 2004, the Company invoiced Manhattan approximately $119,000 and $400,000, respectively, for the Company’s reimbursable expenses. Dr. Rosenwald may be deemed to be an affiliate of Manhattan.

In November 2003, we engaged Paramount to assist us in the placement of units on a “best efforts” basis in connection with a private placement. In connection with this offering, we entered into a non-exclusive Placement Agent Agreement dated as of November 14, 2003, with Paramount, pursuant to which we paid to Paramount for its services, a cash payment equal to approximately $1,000,000 and issued to Paramount or its designees 14 unit purchase options with a per unit exercise price equal to $110,000. Upon full exercise of such unit purchase options, we shall issue to Paramount or its designees 1,330,296 shares of our common stock and warrants to purchase 399,082 shares of our common stock for a purchase price equal to $1.40 per share. We also agreed to pay to Paramount a non-accountable expense allowance equal to $25,000 to reimburse Paramount for its out-of-pocket expenses.

In September 2004, the Company entered into a license and development agreement with Velcera Pharmaceuticals Inc. in connection with veterinary applications for currently marketed veterinary drugs. In September 2004, the Company received $1,500,000 from Velcera as an upfront payment in connection with the commercialization agreement. The Company may receive additional milestone payments and royalty payments over the 20-year term of the agreement. During the years ended July 31, 2005 and 2004, the Company invoiced Velcera approximately $183,000 and $0, respectively, for reimbursable expenses. Additionally, during the year ended July 31, 2005, the Company invoiced Velcera $50,000 for a contractual milestone that was reached. Dr. Rosenwald may be deemed to be an affiliate of Velcera.

In October 2004, the Company entered into a license agreement with Hana Biosciences Inc., for the marketing rights in the United States and Canada for the Company’s ondansetron oral spray technology. Pursuant to the terms of the agreement, in exchange for $1,000,000, Hana purchased 400,000 shares of the Company’s Common Stock at a per share price equal to $2.50, a premium of $.91 per share or $364,000 over the then market value of the Company’s Common Stock. The Company accounted for this premium as deferred revenue related to the license. In connection with the agreement, Hana issued to the Company $500,000 worth of common stock of Hana (73,121 shares based on a market value of $6.84 per share). The Company may receive additional license fees and royalties over the 20-year term of the agreement. During the year ended July 31, 2005, the Company invoiced Hana approximately $84,000 for pass-through expenses incurred by the Company on behalf of Hana. Dr. Rosenwald may be deemed to be an affiliate of Hana.

During the fiscal years ended July 31, 2005 and 2004, the Company paid Robert F. Schaul, a former director and counsel of the Company, approximately $1,000 and $195,000, respectively, for legal services rendered.

During fiscal years ended July 31, 2005 and 2004, the Company paid John H. Klein, the Company’s former Chairman of the Board of Directors, approximately $1,000 and $186,000, respectively, pursuant to a consulting agreement between Mr. Klein and the Company, as well as additional finder fees relating to the Company’s licensing agreements. In the future, the Company may be required to pay additional fees to Mr. Klein. Such amounts, if any, will be determined by the net revenue received by the Company in connection with a license and supply agreement the Company entered into with Par Pharmaceutical, Inc.; and are primarily dependent on the amount of milestone payments received by the Company from Par Pharmaceutical. At no time will the fees be more than four percent (4%) of the net revenue received by the Company in connection with the Par Pharmaceutical agreement.

In April 2005, the Company engaged Paramount to assist it in the placement of shares in connection with a private placement. In connection with the offering, the Company paid a cash commission equal to approximately $495,000 and issued a warrant to purchase 336,651 shares of Common Stock to Paramount, who acted as its placement agent. Such warrant is exercisable at an initial exercise price equal to $1.30 per share (subject to adjustment). Paramount was also entitled to an expense allowance of up to $50,000 to reimburse it for its out of pocket expenses incurred in connection with the offering. The Company agreed to indemnify Paramount against certain liabilities, including liabilities under the Securities Act of 1933, incurred in connection with the offering. Paramount and its affiliates are beneficial owners of approximately 9.9 million shares of Common Stock and securities exercisable for shares of Common Stock and, accordingly, Paramount may be deemed to be an affiliate of the Company. In connection with any future offering by the Company of its debt or equity securities for gross proceeds of greater than $1 million that is intended to be exempt from Section 5 of the Securities Act on or before May 27, 2006, the Company has granted Paramount the right of first refusal to act as a placement agent or co-agent. Prior to engaging in any such offering, the Company must offer Paramount the opportunity to match the terms, conditions and limitations of any such proposed future private offering (including, but not limited to, cash fees and placement warrant coverage, if any; offering price of securities, including warrants, if any, as well as any applicable warrant exercise price and percentage of “warrant coverage”; and the quality and suitability of any proposed investors as stockholders of the Company). Should Paramount be unwilling to match or propose superior terms, conditions and limitations than those offered by an alternate placement agent, the Company may engage the alternate placement agent as its exclusive placement agent, investment banker, finder or broker-dealer, as applicable, and Paramount will have no right to participate in the subsequent private offering. Should Paramount match or propose superior terms, conditions and limitations than those originally proposed by the alternate placement agent, after providing the alternate placement agent with the opportunity to match Paramount’s offer, then either (i) Paramount and the alternate placement agent will each be allowed to participate in equal amounts toward the final total capital raise, as co-agents, or (ii) Paramount will be engaged by the Company to act as the exclusive placement agent for the subsequent private offering. The Board of Directors of the Company, at its sole discretion, will make the final and binding determination as to whether proposals are equal, substantially similar or superior to each other.

In December 2005, Mr. J. Jay Lobell was elected a Director of the Company. Mr. Lobell was designated by Dr. Lindsay A. Rosenwald, a security holder, pursuant to Dr. Rosenwald’s right to designate a director nominee under the Common Stock and Warrant Purchase Agreement dated December 12, 2001 between the Company and Dr. Rosenwald. Mr. Lobell has served as Chief Executive Officer, Secretary and a member of the Board of Directors of Paramount Acquisition Corp. since October 2005. Mr. Lobell has served as President and Chief Operating Officer of Paramount BioCapital Asset Management, Inc. and Paramount Biosciences, LLC since January 2005, and is a registered representative of Paramount BioCapital, Inc. Mr. Lobell currently owns 145,818 shares of Common Stock of the Company and has 50,000 warrants to purchase shares of Common Stock of the Company.

Mr. Steven B. Ratoff, who is a Director Nominee, was recommended by ProQuest Investments, a security holder. Since December 2004, Mr. Ratoff has served as a venture partner with ProQuest Investments, a health care venture capital firm. Mr. Ratoff does not currently own any shares of Common Stock of the Company.

General

Stockholder Proposals for 2007 Annual Meeting of Stockholders and General Communications

In order for a stockholder proposal to be considered for inclusion in NovaDel’s proxy statement for the 2007 Annual Meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission, the proposal must be received at the Company’s offices no later than the close of business on August 29, 2006. Proposals submitted thereafter will be opposed as not timely filed.

If a stockholder intends to present a proposal for consideration at the 2007 Annual Meeting outside the processes of SEC Rule 14a-8, NovaDel must receive notice of such proposal not later than November 12, 2006. Otherwise the proposal will be considered untimely, and NovaDel’s proxies will have discretionary voting authority on any vote with respect to such proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

Director Nomination Procedures

The Corporate Governance and Nominating Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee will consider candidates proposed by stockholders. Stockholders may submit a candidate’s name and qualifications to the Board of Directors by mailing a letter to the attention of Jean W. Frydman, Esq., Corporate Secretary, NovaDel Pharma Inc., 25 Minneakoning Road, Flemington, New Jersey 08822. The Committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management. The criteria which will be applied include: (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the board of directors and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the Securities and Exchange Commission. When evaluating potential candidates, the Corporate Governance and Nominating Committee will take into consideration the qualifications set forth in the Corporate Governance Guidelines which are available on NovaDel’s website at www.novadel.com. The Corporate Governance and Nominating Committee will also consider whether potential director candidates will likely satisfy the applicable independence standards for the Board, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors, c/o the Company at its office in Flemington, New Jersey.

Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Solicitation of Proxies

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to the Company’s stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

Sincerely,

Jan H. Egberts, M.D. President and Chief Executive Officer

December 27, 2005

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

NOVADEL PHARMA INC.

The Board of Directors (the “Board”) of NovaDel Pharma Inc. (the “Company”) hereby adopts this Charter to establish the new governing principles of the Audit Committee.

1.	Role of the Audit Committee. The role of the Audit Committee is:

1.1      To act, directly, to fulfill the responsibilities that are required of audit committees under the regulations of the Securities and Exchange Commission (“SEC”) and the American Stock Exchange (“AMEX”) or other stock exchange or stock market on which the Company’s securities are traded or quoted (“other exchange”).

1.2	To oversee all material aspects of the Company’s reporting, control and audit functions.

1.3.     To oversee the independence and performance of the registered public accounting firm which acts as the Company’s independent registered public accounting firm.

1.4.     To provide a means for open communication between and among the Company’s independent registered public accounting firm, financial and senior management, the Audit Committee and the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate, or that they are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company’s independent registered public accounting firm. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to ensure the Company’s compliance with laws and regulations. The primary responsibility for these matters also rests with the Company’s management.

2.	Composition of the Audit Committee.

2.1.     The Board shall designate the members of the Audit Committee at each annual organizational meeting of the Board, and the members shall serve until the next such meeting or until their successors are designated by the Board.

2.2.     All members of the Audit Committee shall satisfy the requirements for “independence” of a member of an audit committee under the regulations of the SEC and AMEX or other exchange. Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member. All Audit Committee members shall have a basic understanding of finance and accounting, and shall be able to read and understand financial statements at the time of their appointment. One member of the Committee shall have accounting or related financial management experience, and the Board shall use best efforts to assure that one member of the Audit Committee is an “audit committee financial expert” as that term is defined by SEC rules. In addition, the members of the Audit Committee shall meet any other requirements of the applicable regulations of the SEC and AMEX or other exchange.

3.        Meetings of the Audit Committee. The Audit Committee shall meet at least four times annually, and more frequently as circumstances require. The Audit Committee, or the Chair of the Audit Committee, shall be responsible for meeting with the independent registered public accounting firm to discuss the interim financial statements.

4.       Responsibilities of the Audit Committee. The Audit Committee shall have the responsibilities set forth below with respect to:

4.1.	The Company’s Independent Registered Public Accounting Firm.

4.1.1.  To appoint, oversee, and authorize the compensation of the registered public accounting firm which serves as the Company’s independent registered public accounting firm (referred to herein as the “independent registered public accounting firm”).

4.1.2.  To have sole authority to hire and fire the Company’s independent registered public accounting firm, subject to ratification by the Company’s stockholders.

4.1.3.  To approve in advance any audit or non-audit services provided by the Company’s independent registered public accounting firm.

4.1.4.  To actively engage in a dialogue with the independent registered public accounting firm about any matter that may impact upon that firm’s objectivity and independence, and to take any appropriate action to oversee the independence of the independent registered public accounting firm.

4.1.5.  On an annual basis, review and discuss all relationships the independent registered public accounting firm serving as the independent registered public accounting firm has with the Company in order to consider and evaluate the firm’s continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with the PCAOB independence standards as then in effect) delineating all relationships and services that may impact the objectivity and independence of the firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact its objectivity and independence; and (iii) satisfy itself as to the registered public accounting firm’s independence.

4.1.6.  To maintain a constructive and positive working relationship with the Company’s independent registered public accounting firm because of the ultimate responsibility of the independent registered public accounting firm to the Audit Committee, as representatives of the stockholders.

4.1.7.  To make itself reasonably available to the independent registered public accounting firm for discussion, and to provide sufficient opportunity for the independent registered public accounting firm to meet with members of the Audit Committee without members of management present, to discuss, among other things, the independent registered public accounting firm’s evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent registered public accounting firm received during the course of each audit.

4.1.8.  To ensure that the Audit Committee receives annually from the registered public accounting firm which serves as the Company’s independent registered public accounting firm the information about all of the relationships between the firm and the Company that independent registered public accounting firms are required to provide to the Audit Committee.

4.1.9.  To obtain and review all reports required under the Exchange Act to be provided to the Audit Committee by the independent registered public accounting firm, including, without limitation, reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm, and (iii) all other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

4.1.10. To discuss with the independent registered public accounting firm their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly about the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates.

4.1.11. To evaluate annually the effectiveness and objectivity of the Company’s independent registered public accounting firm.

4.2	The Company’s Risk and Control Environment.

4.2.1.  To discuss with the Company’s management, independent registered public accounting firm and financial management the integrity of the Company’s financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks.

4.2.2.  In consultation with management and the independent registered public accounting firm, to review and assess the adequacy of the Company’s internal control over financial reporting and the procedures designed to ensure compliance with applicable laws.

4.2.3.  To review management’s report on internal control over financial reporting that is required to be included in the Company’s Annual Report on Form 10-K (or Form 10-KSB).

4.2.4.  To review the independent registered public accounting firm’s attestation to management’s report on internal control over financial reporting included in the Annual Report on Form 10-K (or Form 10-KSB) evaluating the Company’s internal control over financial reporting.

4.2.5.  Review and discuss any disclosures made by the Company’s CEO and CFO to the Committee, as a result of their evaluation as of the end of each fiscal quarter of the effectiveness of the Company’s disclosure controls and procedures and its internal control over financial reporting, indicating (i) any significant deficiencies in the design or operation of internal control and any material weaknesses in the Company’s internal control, and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

4.2.6.	To investigate any matter brought to its attention within the scope of its role and responsibilities.
4.3.	The Company’s Financial Reporting Process.
4.3.1.	To oversee the Company’s selection of and changes to its accounting policies.

4.3.2.  To establish the Company’s policies with respect to the use of non-GAAP financial measures in financial reporting or public dissemination of financial information.

4.3.3.  To establish the Company’s policies with respect to engaging in and disclosure of off-balance sheet transactions.

4.3.4   To meet with the Company’s independent registered public accounting firm and financial management, both to discuss the proposed scope of the audit and to discuss the conclusions of the audit,

including any items that the independent registered public accounting firm are required by generally accepted auditing standards to discuss with the Audit Committee, such as any significant changes to the Company’s accounting policies, the integrity of the Company’s financial reporting processes, and any proposed changes or improvements in financial, accounting or auditing practices.

4.3.5.  To review with the independent registered public accounting firm and the Company’s financial management the adequacy and effectiveness of the accounting and financial controls of the Company, and to elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures may be desirable.

4.3.6.  To discuss with the Company’s financial management and independent registered public accounting firm the Company’s annual results and interim results before they are made public.

4.3.7.  To review and discuss with the Company’s financial management and independent registered public accounting firm the Company’s audited financial statements and interim financial statements before they are made public.

4.3.8.	To issue for public disclosure by the Company the report required by the rules of the SEC.
4.4.	Other Matters.
4.4.1.	To establish and review adherence to the Company’s cash management and investment policies.
4.4.2.	To review and approve all of the Company’s related-party transactions.

4.4.3.  To establish and maintain in place a mechanism for the confidential and anonymous submission by Company employees of complaints or concerns regarding the Company’s accounting practices, and procedures for the receipt and treatment of such complaints or concerns.

4.4.4.  To adopt clear guidelines for the Company’s hiring of any employees of the independent registered public accounting firm who were previously engaged on the Company’s account.

4.4.5.  To establish and review procedures within the time period required by applicable law for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.4.6.	To review and reassess the adequacy of this Charter on an annual basis.
4.4.7.	To report to the Board the matters discussed at each meeting of the Audit Committee.

4.4.8.  To retain, at the Company’s expense, special legal, accounting or other consultants or experts that the Audit Committee deems necessary in the performance of its duties.

5.	Compensation of Audit Committee.

5.1.    Each member of the Audit Committee shall be compensated by the Company for his or her Board and Committee service, in the manner and at the rates established from time to time by the Board.

5.2.     The Company shall not provide any direct compensation for Audit Committee members except for their Board and Committee service, as authorized in Section 5.1.

February 2005

EXHIBIT B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

NOVADEL PHARMA INC.

A. Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in the discharge of its responsibilities relating to compensation of the Company’s executive officers.

B. Structure and Membership

1. Number. The Compensation Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable rules of The American Stock Exchange, each member of the Compensation Committee shall be an independent director as defined by such rules.

3. Chair. Unless the Board of Directors elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4. Compensation. The compensation of Compensation Committee members shall be as determined by the Board of Directors and to be reviewed annually.

5. Selection and Removal. Members of the Compensation Committee shall be appointed by the Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee. The Board of Directors may remove members of the Compensation Committee from such committee, with or without cause.

C. Authority and Responsibilities

General - The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation

1. Executive Officer Compensation. The Compensation Committee shall review and approve, or recommend for approval by a majority of the independent directors of the Board of Directors, the compensation of the Company’s Chief Executive Officer (the CEO) and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2. Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive compensation plans and equity-based plans. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company, the Compensation Committee, or a majority of the independent directors of the Board of Directors, shall approve such plans.

3. Administration of Plans. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options there under and to make stock awards there under; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Compensation Committee shall also exercise all rights, authority and functions of the Board of Directors in connection with any compensatory stock options previously granted by the Company outside of the Company’s 1998 Stock Plan.

4. Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

5. Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

6. Compensation Committee Report on Repricing of Options/SARs. If during the last fiscal year of the Company (while the Company was a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations there under (the Exchange Act)) any adjustment or amendment was made to the exercise price of any stock option or stock appreciation right previously awarded to a named executive office (as such term is defined from time to time in Item 402(a)(3) of Regulation S-K), the Compensation Committee shall furnish the report required by Item 402(i) of Regulation S-K.

7. Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings.

2. Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a non-employee director, as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations there under).

3. Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

4. Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Compensation Committee.

6. Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Compensation Committee.

7. Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

8. Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance and report on such evaluation to the full Board.

February 2005

EXHIBIT C

CHARTER OF THE CORPORATE GOVERNANCE

AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS OF

NOVADEL PHARMA INC.

Purpose

The purpose of the Corporate Governance and Nominating Committee is to:

•	recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders;
•	develop and recommend to the Board a set of corporate governance principles applicable to the Company; and
•	oversee the evaluation of the Board.

Structure and Membership

Number - The Corporate Governance and Nominating Committee shall consist of such number of directors as the Board shall from time to time determine.

Independence - Each member of the Corporate Governance and Nominating Committee shall be an “independent director” as defined by the applicable rules of AMEX.

Chair - Unless the Board elects a Chair of the Corporate Governance and Nominating Committee, the Committee shall elect a Chair by majority vote.

Compensation - The compensation of Corporate Governance and Nominating Committee members shall be as determined by the Board.

Selection and Removal - Members of the Corporate Governance and Nominating Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Corporate Governance and Nominating Committee from such Committee, with or without cause.

Authority and Responsibilities

General - The Corporate Governance and Nominating Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

Selection of Director Nominees - Except where the Company is legally required by contract, by-law or otherwise to provide third parties with the right to nominate directors, the Corporate Governance and Nominating Committee shall be responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by stockholders. The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

Criteria for Review - The set of criteria as applied to an individual candidate is based upon the current composition of the Board where certain skill sets may be more desirable at that time.

•	reputation for integrity, honesty and high ethical standards;
•

demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process;

•	commitment to understanding our business and our industry;
•	adequate time to attend and participate in meetings of the board of directors and its committees;
•

ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and

•	such other attributes, including independence, that satisfy requirements imposed by the Securities and Exchange Commission.

Criteria for Selecting Directors - The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines. The Corporate Governance and Nominating Committee shall use such criteria and the principles set forth in such Guidelines to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

Search Firms - The Corporate Governance and Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

Selection of Committee Members - The Corporate Governance and Nominating Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Corporate Governance

Corporate Governance Guidelines - The Corporate Governance and Nominating Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board - The Corporate Governance and Nominating Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

Additional Powers - The Corporate Governance and Nominating Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

Procedures and Administration

Meetings - The Corporate Governance and Nominating Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

Subcommittees - The Corporate Governance and Nominating Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

Reports to the Board - The Corporate Governance and Nominating Committee shall report regularly to the Board.

Charter - The Corporate Governance and Nominating Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Independent Advisors - The Corporate Governance and Nominating Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

Investigations - The Corporate Governance and Nominating Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

Annual Self-Evaluation - At least annually, the Corporate Governance and Nominating Committee shall evaluate its own performance.

February 2005

EXHIBIT D

NOVADEL PHARMA INC.

2006 EQUITY INCENTIVE PLAN

This NovaDel Pharma Inc. 2006 Equity Incentive Plan (the “Plan”) has been approved by the Board of Directors of NovaDel Pharma Inc., a Delaware corporation (the “Company”), subject to approval by the stockholders of the Company, and shall become effective as of the Effective Date.

Section 1.     Purpose. The Plan is intended to provide qualifying Employees, Directors and Consultants with equity ownership in the Company and to provide an additional incentive to those qualifying Employees, Directors and Consultants to promote the success of the Company. In addition, by means of the Plan, the Company seeks to retain the services of persons now employed by or serving as Directors or Consultants to the Company and to secure and retain the services of persons capable of filling such positions.

Section 2.	Scope of the Plan.

(a)      The total number of shares of Common Stock of the Company (the “Shares”) for which Awards under the Plan shall be available is six million (6,000,000). In accordance with the requirements of Section 162(m) of the Code, the number of Shares for which Awards may be granted to any individual Participant in any calendar year shall not exceed two million five hundred thousand (2,500,000) shares. A maximum of six million (6,000,000) shares may be issued as ISOs under the Plan.

(b)      If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all of such ISOs may again be available for grant as ISOs under the Plan. Shares issued under the Plan may be treasury shares, authorized and unissued shares or shares purchased in the open market or otherwise.

Section 3.    Definitions. The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

(a)      “Award” shall mean any Options, both Nonstatutory Stock Options and ISOs, Restricted Shares, Bonus Shares or SARs granted under the Plan.

(b)      “Award Agreement” shall mean a written agreement, in the forms set forth as Exhibits A, B and C hereto, or such other form as the Committee prescribes from time to time, by which an Award shall be evidenced.

(c)      “Base Amount” shall mean an amount equal to the per share Exercise Price of the related Option or if there is no related Option, an amount, as specified in the Award Agreement, equal to or greater than the Fair Market Value of a share on the Grant Date of the SAR.

(d)	“Board” shall mean the Board of Directors of the Company.

(e)      “Bonus Shares” shall mean Shares that are awarded to a Participant without cost and without restrictions.

(f)	“Cause” shall mean:

i.        The willful failure, disregard or refusal by the Participant to perform his duties under any employment agreement between the Participant and the Company, or in the absence of such an agreement, an involuntary termination of service of the Participant on account of the Participant’s engaging in any willful or intentional neglect in performing his or her duties, including, but not limited to, fraud, misappropriation or embezzlement involving property of the Company or an affiliate thereof;

ii.       Any willful, intentional or grossly negligent act by the Participant that may have the effect of injuring or impairing, in a material way (whether financial or otherwise and as determined in good-faith by a majority of the Committee), the business, goodwill or reputation of the Company or any of its affiliates, including but not limited to, any officer, director, or executive of the Company or any of its affiliates;

iii.      The Participant’s indictment of any felony or a conviction of a misdemeanor involving moral turpitude or a felony (including entry of a nolo contendere plea); or

iv.      The determination by the Company, after a reasonable and good-faith investigation by the Company following a written allegation by another employee of the Company, that the Participant engaged in some form of harassment prohibited by law (including, without limitation, age, sex or race discrimination).

(g)      “Change in Control” shall, unless otherwise determined by the Committee in an Award Agreement, be deemed to have occurred after the Effective Date:

i.        upon any “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other that the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by all of the stockholders of the Company in substantially the same proportion as their ownership of Shares in the Company), becoming an owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing more than fifty (50%) percent of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

ii.       during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i) or (iii) of this section, or (B) a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board;

iii.      upon merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any other corporation or other entity, in each case, unless, following such merger, consolidation or sale (A) the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or purchasing entity (the “Surviving Entity”)) more than fifty (50%) percent of the combined voting power of the voting securities of the Company or the Surviving Entity outstanding immediately after such merger, consolidation or sale; and (B) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the execution of the initial agreements, or of the action of the Board, providing for such merger, consolidation or sale; or

iv.      upon the approval by the Company’s stockholders of a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, the determination of a Change in Control shall be made in a manner that complies with Section 409A of the Code.

(h)       “Code” shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder. Reference to a particular section of the Code shall include references to successor provisions.

(i)       “Committee” shall mean the committee of the Board designated pursuant to Section 4(a) hereof.

(j)       “Common Stock” shall mean the common stock, $0.001 par value per share, of the Company.

(k)      “Company” shall mean NovaDel Pharma Inc., a Delaware corporation, or any successor corporation.

(l)       “Consultant” shall mean any natural person who is engaged by the Company or any parent, Subsidiary or affiliate thereof, to render services to the Company and is compensated for such services, but shall not include any person that is an Employee under Section 3401(c) of the Code or any person that directly or indirectly promotes or maintains a market for the Company’s securities (other than services in connection with the offer or sale of securities in a capital-raising transaction).

(m)     “Covered Employee” shall mean an employee defined as a “covered employee” in Code Section 162(m)(3).

(n)	“Director” shall mean a member of the Board.

(o)      “Disability” shall have the meaning set forth in the Participant’s Award Agreement; provided, that if such term is not defined in such agreement, then “Disability” shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code. Notwithstanding the foregoing, for any Awards that constitute a nonqualified deferred compensation plan within the meaning of Section 409A(d) of the Code, Disability shall have the same meaning as set forth in any regulations, revenue procedure or revenue rulings issued by the Secretary of the United States Treasury applicable to such plans.

(p)      “Effective Date” shall mean the date that the Company’s stockholders approve the Plan.

(q)	“Eligible Participant” shall mean any Employee, Consultant or Director.

(r)       “Employee” shall mean an employee (as defined in Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or a Subsidiary.

(s)       “Exercise Price” shall mean the price per share to be paid by the Participant for shares subject to an Option.

(t)       “Fair Market Value” per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

i.        if the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market or The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination or, if there were no sales on such date, the closing sales price (or closing bid, if applicable) of the Common Stock on the last preceding date on which there were sales;

ii.       if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and the low asked prices for the Common Stock for the day of determination or, if there were no sales on such date, the closing sales price (or closing bid, if applicable) of the Common Stock on the last preceding date on which there were sales; or

iii.      in the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

Notwithstanding the foregoing, the determination of Fair Market Value shall be made in a manner that complies with Section 409A of the Code.

(u)      “Good Reason” shall mean (i) a breach by the Company of its material obligations set forth in any employment agreement between the Company and the Participant; (ii) a material reduction by the Company or the Board, as applicable, of the Participant’s duties, title or authority provided in an employment agreement between the Company and the Participant; or (iii) if provided for in any employment agreement between the Participant and the Company, the relocation of the principal executive office of the Company in excess of fifty (50) miles from its present location not consented to in writing by the Participant.

(v)	“Grant Date” shall have the meaning specified in Section 6(a) hereof.

(w)     “Incentive Stock Option” or “ISO” shall mean an incentive stock option within the meaning of Section 422 of the Code or any successor or provision thereto.

(x)      “1933 Act” shall mean the Securities Act of 1933, as amended. References to a particular section of the 1933 Act or rule thereunder include references to successor provisions.

(y)      “1934 Act” shall mean the Securities Exchange Act of 1934, as amended. References to a particular section of the 1934 Act or rule thereunder include references to successor provisions.

(z)      “Nonstatutory Stock Option” shall mean an Option that is not an Incentive Stock Option.

(aa)     “Option” shall mean a right granted to a Participant to purchase Shares at a specified price during specified time periods. An Option may be either an ISO or a Nonstatutory Stock Option.

(bb)    “Option Term” shall mean the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be changed from time to time by the Committee.

(cc)     “Participant” shall mean an Employee, Director or Consultant who has been granted an Award.

(dd)    “Plan” shall mean this NovaDel Pharma Inc. 2006 Equity Incentive Plan, as amended or supplemented from time to time.

(ee)     “Qualified Performance Based-Award” shall mean an Award granted to an Employee of the Company that is either (i) intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on the criteria set forth in Section 11(c), or (ii) an Option or SAR having an Exercise Price equal to or greater than the Fair Market Value of the underlying Common Stock as of the Grant Date.

(ff)      “Restricted Shares” shall mean Shares granted to a Participant pursuant to Section 9 that are subject to forfeiture if the Participant does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

(gg)    “Rule 16b-3” shall mean Rule 16b-3 as promulgated under the 1934 Act, as amended from time to time, together with any successor rule.

(hh)    “Section 16 Participant” shall mean a person who is subject to the provisions of Section 16 of the 1934 Act and the regulations promulgated thereunder with respect to transactions involving equity securities of the Company.

(ii)      “Section 162(m) Exemption” shall mean the exemption from the limitation on deductibility imposed by 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

(jj)	“Share” shall mean a share of the Company’s Common Stock.

(kk)    “Stock Appreciation Right” or “SAR” shall mean a right granted to a Participant under Section 8.

(ll)      “Subsidiary” shall mean a subsidiary company as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

(mm)  “Ten Percent Owner” shall mean a person who owns capital stock possessing ten percent or less of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary. A person shall be considered to own: (i) the shares owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the shares owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person’s stock interest, partnership interest or beneficial interest therein; and (iii) the shares which such person may purchase under any outstanding options of the Company or of a Subsidiary.

(nn)    “Voting Power” shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

Section 4.	Administration.

(a)      The Plan shall be administered by a Committee which shall consist of two or more members of the Board, all of whom shall qualify as “outside directors” as defined for purposes of the regulations under Section 162(m) of the Code and as “non-employee directors” under Rule 16b-3(b)(3)(i) under the 1934 Act. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy the conditions of Rule 16b-3 and Section 162(m) of the Code as then in effect.

(b)      The Committee has full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan as the Committee deems necessary or appropriate. The Committee’s powers include, but are not limited to, the following:

i.        to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of an Award, (C) the method of satisfaction of any tax withholding obligation arising in connection with an Award, (D) the timing, terms and conditions of the exercisability or vesting of an Award, (E) the vesting, conditions, limitations or restrictions with respect to any Award, (F) the effect of the Participant’s termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or Shares acquired pursuant to an Award not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

ii.       to determine the amount, if any, that a Participant shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

iii.      to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical and need not be in the form attached hereto as Exhibits A, B and C, if expressly approved by the Committee) and, with the consent of the Participant, to amend any such Award Agreement at any time, except that the consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

iv.      to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards, provided that the Committee determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary circumstances;

v.       subject to Section 7(c) and (d) hereof, to extend the time during which any Award or group of Awards may be exercised;

vi.      to make such adjustments or modifications to Awards to Participants working outside the United States as are advisable to fulfill the purposes of the Plan; and

vii.     to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate.

Section 5.    Eligibility. The Committee may, in its discretion, grant Awards to any Eligible Participant, provided, however that ISOs may only be granted to an Employee or Ten Percent Owner of the Company or a Subsidiary.

Section 6.    Conditions to Grants. Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in the forms attached hereto as Exhibits A, B and C; provided, however, that the Committee may issue any Award pursuant to an Award Agreement in such other form as may be expressly approved by the Committee that does not conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)      The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

(b)      The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Option or SAR exceed ten (10) years from its Grant Date, or if Section 7(c)(ii) applies, five (5) years from its Grant Date;

(c)      An Award may not be exercised for fractional shares of the Company’s Common Stock; and

(d)      Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

Section 7.	Stock Options.

(a)      Grant of Options. Each Option shall be clearly identified in the applicable Award Agreement as either an ISO or a Nonstatutory Stock Option. No later than the Grant Date of any Option, the Committee shall determine the Exercise Price of such Option.

(b)       Exercise Price. Subject to Section 7(c)(i) hereof, the Exercise Price of an Option may be the Fair Market Value of a Share on the Grant Date or may be more than such Fair Market Value, but shall not be less than such Fair Market Value. An Option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

(c)      Grant of ISOs. At the time of the grant of any Option to an Employee, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit the Option to qualify as an “incentive stock option” under the requirements of Section 422 of the Code. Any Option designated as an ISO:

i.        shall have an Exercise Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, shall have an Exercise Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

ii.        shall be exercisable for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

iii.       shall meet the limitations of this subparagraph 7(c)(iii). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the “Limit”) taking into account Shares subject to all ISOs granted by the Company which are held by the Participant, the excess will be treated as Nonstatutory Stock Options. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to Options shall be determined as of the Grant Dates of such Options. In reducing the number of Options treated as ISOs to meet the Limit, the most recently granted Options will be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

iv.       shall require the Participant to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, each a “Disqualifying Disposition”), within ten (10) business days after such Disqualifying Disposition; and

v.        unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised, during the Participant’s lifetime, only by the Participant, except that the Participant may, in accordance with Section 12 hereof, designate in writing a beneficiary to exercise its ISOs after the Participant’s death.

(d)	Exercise of Options.

i.         Subject to Section 7(c)(ii) hereof, each Option shall become exercisable at such time or times as may be specified by the Committee from time to time, but no later than ten (10) years from the date of grant of such Option.

ii.        An Option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the Option in accordance with the terms of the Option by the person entitled to exercise the Option and (B) payment in full of the Exercise Price of such specific number of Shares in accordance with Section 7(b) hereof plus the amount of any federal and state income tax withholding in accordance with Section 14.

iii.	Payment of the Exercise Price may be made by cash, check or wire transfers.

Section 8.     SARs.

(a)      Grant of SARs. When granted, SARs may, but need not, be identified with a specific Option of the Participant (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted; provided, however, that in the case of an ISO, SARs may be granted only at the time of the grant of the ISO. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (A) the expiration, termination, forfeiture or cancellation of such Option or (B) the exercise of such Option.

(b)      The Committee shall establish the Base Amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the Base Amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a Share on the Grant Date of the SAR. In no event shall the Base Amount of any SAR be reduced following the grant of such SAR, nor shall the SAR be cancelled in exchange for a replacement SAR with a lower Base Amount.

(c)      The term of a SAR granted without identification to an Option of the Participant, shall be no longer than ten (10) years.

(d)	Exercise of SARs.

i.         Subject to Section 8(a) hereof, and except as otherwise provided in the applicable Award Agreement, (A) each SAR not identified with any other Award shall become exercisable with respect to one-third (1/3rd) of the Shares subject thereto on each of the first three (3) anniversaries of the Grant Date of such SAR, and (B) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

ii.       SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option to the extent of such exercise.

iii.      The exercise of a SAR related to an Option will entitle the holder to receive payment of an amount determined by multiplying:

(1)      the excess of the Fair Market Value of a Share on the Exercise Date of such SAR over the Base Amount specified for such related Option, by

(2)	the number of Shares as to which such SAR is exercised.

iv.       A SAR granted without relationship to an Option will entitle the holder to receive payment of an amount determined by multiplying:

(1)      the excess of (x) the Fair Market Value of a Share of Common Stock on the exercise date of such SAR over (y) the greater of the Fair Market Value of a Share on the SAR’s Grant Date or such greater amount as may be set forth in the applicable Award Agreement, by

(2)	the number of Shares as to which such SAR is exercised.

v.        Notwithstanding (iii) and (iv) above, the Committee may place a limitation on the amount payable upon exercise of a SAR. Any such limitation must be determined as of the Grant Date and set forth in the applicable Award Agreement.

vi.       The payment with respect to any SAR shall be made in a manner that complies with Section 409A of the Code.

Section 9.     Grant of Restricted Shares.

(a)      The Committee shall determine the amount, if any, that a Participant shall pay for Restricted Shares. Any such payment shall be made in full by the Participant before the delivery of the Shares and in any event no later than ten (10) business days after the Grant Date.

(b)      During the Restriction Period, a Participant may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber the Shares.

(c)      If Restricted Shares are forfeited and the Participant was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Participant shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (1) the amount paid by the Participant for such Restricted Shares, or (2) the Fair Market Value of a Share on the date of forfeiture, multiplied by the number of Restricted Shares, which shall be paid to the Participant in cash as soon as administratively practicable. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Participant thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Participant accepts the Company’s tender of payment for such Restricted Shares.

(d)      The Committee may provide that the certificates for any Restricted Shares (1) shall be held (together with a stock power executed in blank by the Participant) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited, or (2) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

(e)      Unless the Committee determines otherwise, during the Restriction Period the Participant shall have the right to vote the Restricted Shares and to receive any dividends or other distributions paid on such Shares, subject to any restrictions deemed appropriate by the Committee and set forth in the Award Agreement.

Section 10.      Grant of Bonus Shares. The Committee may grant Bonus Shares to any Eligible Participant. In the event the Committee grants Bonus Shares, a certificate for the Shares constituting such Bonus Shares shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which the Bonus Shares are granted.

Section 11.     Qualified Performance-Based Awards.

(a)      Options and SARs. The provisions of the Plan are intended to ensure that all Options and SARs granted hereunder to any Covered Employee shall qualify for the Code Section 162(m) Exemption.

(b)      Other Awards. When granting an Award other than an Option or a SAR, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by Section 162(m) of the Code.

(c)      Performance Goal. The Committee shall determine objective performance goals based upon one or more of the following criteria: certain scientific milestones; earnings (either in the aggregate or on a per share basis); operating income; cash flow; EBITDA (earnings before interest, taxes, depreciation and amortization); return on equity; indices related to EVA (economic value added); per share rate of return on the Common Stock (including dividends); market share (in one or more markets); customer retention rates; market penetration rates; revenues; reductions in expense levels; or the attainment by the Common Stock of a specified market value for a specified period of time.

(d)      Achievement of Performance Goals. Each Qualified Performance-Based Award shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the criteria set forth in Section 11(c), together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the death or Disability of the Participant, or upon a Change in Control.

(e)      Certification of Performance Goals. Any payment of a Qualified Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. No Qualified Performance-Based Award held by a Covered Employee may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, or in any manner to waive the achievement of the applicable performance goals or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

Section 12.     Limitations on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any party other than the Company. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such section applied to an Award under the Plan. A Participant may, if permitted by the Committee, in its discretion, designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Participant’s death). If no beneficiary has been designated or survives the Participant, any payments shall be made to the Participant’s estate. A beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Company. Notwithstanding anything herein to the contrary, the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (1) does not result in accelerated taxation, (2) does not cause any Option intended to be an ISO to fail to be described in Code Section 422(b), and (3) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards. Any purported transfer in violation of this Section 12 shall be null and void.

Section 13.     Notification under Section 83(b) upon Exercise. If a Participant, in connection with the exercise of any Option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Participant shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

Section 14.     Mandatory Tax Withholding. Whenever under the Plan a SAR is exercised or when Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Participant remit an amount in cash, sufficient to satisfy all federal, state and local taxes withholding requirements (including the Participant’s FICA obligation) related thereto (“Required Withholding”), (ii) the withholding of such Required Withholding from compensation otherwise due to the Participant, or (iii) any combination of (i) and (ii).

Section 15.     Termination of Employment or Service

(a)      For Cause. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service is terminated for Cause (i) the Participant’s Restricted Shares that are then forfeitable shall be forfeited immediately, subject to the provisions of Section 9(c) hereof regarding repayment of certain amounts to the Participant, and (ii) any unexercised Option or SAR shall terminate effective immediately.

(b)      On Account of Death. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of death (or if a Participant dies within ninety (90) days following termination of employment due to Disability), then:

i.         the Participant’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable; and

ii.        any unexercised Option or SAR, to the extent exercisable on the date of death, may be exercised, in whole or in part, within the first one hundred eighty (180) days (but only during the Option Term) after the death of the Participant by (A) his or her personal representative or by the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Participant’s designated beneficiary and, to the extent that any such Option or SAR was not exercisable on the date of death, it will immediately terminate. All Options that are forfeitable upon the date of the Participant’s death shall expire.

(c)      On Account of Disability. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of Disability, then:

i.         the Participant’s Restricted Shares that were forfeitable shall thereupon become nonforfeitable; and

ii.        any unexercised Option or SAR, to the extent exercisable on the date of such termination of employment or service due to Disability, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service due to Disability (but only during the Option Term) by the Participant, or by his or her legal guardian or representative, and to the extent that any such Option or SAR was not exercisable on the date of such termination of employment due to Disability, it will immediately terminate.

Section 16.     Change in Control. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment is terminated without Cause or if the Participant resigns for Good Reason within six months after the effective date of a Change in Control, then (1) all of that Participant’s outstanding Options and SARS shall become fully exercisable, and (2) all restrictions on the Participant’s Restricted Shares shall lapse.

Section 17.     Other Termination or Nonrenewal of Employment Agreement Except as otherwise provided by the Committee in an Award Agreement, if (A) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than for Cause or due to a Change in Control, (B) the Participant’s employment is terminated by the Participant, (C) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (D) the Company provides notice to the Participant that his employment agreement will not be renewed, any portion of an Option or SAR that has not vested shall expire as of the termination date or nonrenewal date, and any unexercised portion of a vested Option or SAR shall remain exercisable for a period of ninety (90) days after the termination date, the date of nonrenewal or the expiration of the Option or SAR, whichever is earlier. All Restricted Shares that are subject to forfeiture as of the termination date or nonrenewal date shall be forfeited and returned to the Company pursuant to the terms of Section 9(c) on such date.

Section 18.     Plans of Foreign Subsidiaries. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards (“Foreign Plan”). All Awards granted under such Foreign Plan shall be treated as Awards under the Plan. Such Foreign Plans shall have such provisions as the Committee permits not inconsistent with the provisions of the Plan. Awards granted under a Foreign Plan shall be governed by the terms of the Plan, except to the extent that the provisions of the Foreign Plan are more restrictive than the provisions of the Plan, in which case the Foreign Plan shall control.

Section 19.     Securities Law Matters.

(a)      If the Committee deems it necessary in order to comply with any applicable securities law, the Committee may require a written investment intent representation by the Participant and may require that a restrictive legend be affixed to certificates representing the Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or regulations or (ii) the listing requirements of any national exchange or national market system on which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(b)      Grants of Options to Section 16 Participants shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) promulgated under the 1934 Act.

Section 20.     No Employment Rights; No Consultant Rights; No Director Rights. Subject to a separate written agreement to the contrary, neither the establishment of the Plan nor the grant of any Award shall (A) give any Participant the right to remain employed or otherwise engaged, hired or retained by the Company or any Subsidiary, or to any benefits not specifically provided by the Plan; (B) confer upon any Participant any right with respect to continuing the Participant’s relationship as Consultant or Director of the Company or any Subsidiary; (C) permit any Participant to interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without Cause; or (D) modify the right of the Company or any Subsidiary to modify, amend or terminate any employee benefit plan.

Section 21.     No Rights as a Stockholder. A Participant shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to the Participant. Restricted Shares, whether held by a Participant or in escrow by the Company, shall confer on the Participant all rights of a stockholder of the Company, except as otherwise provided in the Plan or in the applicable Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

Section 22.     Nature of Payments. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

Section 23.     Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participants, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or service.

Section 24.     Adjustments. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 2 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include (A) adjustment of the number and kind of shares which may be delivered under the Plan; (B) adjustment of the number and kind of shares subject to outstanding Awards; (C) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of benefit payable on an Award; and (D) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (U) that Awards will be settled in cash rather than in Shares, (V) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (W) that Awards will be assumed by another party to the transaction or otherwise be equitably converted or substituted in connection with such transaction, (X) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares as of a specified date associated with the transaction, over the Exercise Price of the Award, (Y) that performance targets and performance periods for Qualified Performance-Based Awards will be modified, consistent with Code Section 162(m) where applicable, or (Z) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares, the authorization limits under Section 2 shall automatically be adjusted proportionately, and the Shares then subject to each Awards shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor. To the extent that any adjustments made pursuant to this Section 24 cause ISOs to cease to qualify as ISOs such Options shall be deemed to be Nonstatutory Stock Options.

Section 25.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Section 26.     Amendment of the Plan. The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company’s stockholders, except that the Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with any and all laws, rules, or listing requirements relating to the administration of stock option plans under state corporate laws, federal and state securities laws and regulations, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan. No termination, amendment or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the Exercise Price or Base Amount of such Award).

Section 27.     Term of the Plan. The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan any Award Agreements have lapsed; provided, however, that no Awards shall be granted after the tenth (10th) anniversary of the Effective Date of the Plan. Notwithstanding the foregoing, if the maximum number of Shares issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of Shares issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Committee. No termination shall affect any Award then outstanding under the Plan.

Section 28.     No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise, or receive benefits under, any Award and the Company shall not be obligated to deliver any Shares or deliver benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Company of any applicable law or regulation.

Section 29.     Constructive Sales. No Participant shall directly or indirectly, through related parties or otherwise, sell “short” or “short against the box” (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Participant’s Award(s).

Section 30.     Controlling Law. This Plan and any actions taken hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the application of the conflicts of laws provisions thereof.

Section 31.     Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section hereof or part of a Section hereof so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

Section 32.     Unfunded Status of Awards The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights greater than those of a general creditor of the Company. The Plan is not intended to be subject to ERISA.

Section 33.     Titles and Headings The titles and headings of the sections and the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 34.     Gender and Number Except where otherwise indicated by the context, any masculine terms used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

Section 35.     No Limitations on Rights of Company. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to grant or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to a Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions in the Plan.

Section 36.     Notice. Except as otherwise provided in this Plan, all notices or other communications required or permitted to be given under this Plan to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to any Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.

Section 37.     Special Rules This Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. The Plan is also intended to comply with the provisions of Section 409A of the Code and, notwithstanding anything in the Plan or in an Award Agreement to the contrary, any provision of an Award which is subject to Section 409A of the Code but which does not comply with the requirements of such section shall be null and void and of no force or effect and the Committee shall, upon notice of such non-compliance and in its complete discretion, reform such Award so as to comply with the provision of Section 409A of the Code. Subject to Section 162(m) of the Code and Section 16 of the 1934 Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards (or amend existing Awards) in accordance with those rules.

EXHIBIT A

FORM OF RESTRICTED STOCK AWARD

RESTRICTED STOCK AWARD

non-transferable

GRANT TO

________________________________

(the “Participant”) on

by NovaDel Pharma Inc. (the “Company”) of

                    shares of its common stock, par value $0.001 per share (the “Restricted Shares”)

pursuant to and subject to the provisions of the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”) and to the terms and conditions set forth hereafter.

IN WITNESS WHEREOF, NovaDel Pharma Inc. acting by and through its duly authorized officers, has caused this Award Agreement to be executed as of the day and year first above written.

NovaDel Pharma Inc.
By:
Its: Authorized Officer Accepted by the Participant:

1.

Grant of Shares.   The committee (the “Committee”) appointed by the Board of Directors of the Company to administer the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”), hereby grants to the Participant named above, subject to the restrictions and the other terms and conditions in the Plan and in this Award Agreement, the number of Shares indicated on page 1 hereof (the “Restricted Shares”). Unless otherwise indicated, any capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Plan. By accepting the Restricted Shares, the Participant is deemed to agree to comply with the terms of the Plan, this Award Agreement and all applicable laws and regulations.

2.

Restrictions.   The Restricted Shares are subject to each of the following restrictions set forth in this Section. Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered. Any attempted sale, transfer, exchange, assignment, pledge, hypothecation or other encumbrance of the Restricted Shares in violation of this Award Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent. If the Participant’s employment with the Company terminates as provided in Section 6 hereof, then the Participant shall forfeit all of the Participant’s right, title and interest in and to the Restricted Shares as of the date of termination and such Restricted Shares shall immediately revert to the Company. The restrictions imposed under this Section shall apply to all Shares or other securities issued with respect to Restricted Shares hereunder in connection with any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Shares.

3.

Expiration and Termination of Restrictions.   The restrictions imposed under Section 2 will cumulatively expire (the period prior to such expiration being referred to herein as the “Restricted Period”) as follows:

(a)	One Year after the Grant Date, 33% of the Restricted Shares shall vest;
(b)	Two Years after Grant Date, 33% of the Restricted Shares shall vest;
(c)	Three Years after Grant Date, 34% of the Restricted Shares shall vest;
(d)	Notwithstanding (a) – (c) of this Section 3, all (100%) of the Restricted Shares shall vest upon the death or Disability of the Participant.
4.

Delivery of Shares.   The Restricted Shares will be registered in the name of the Participant as of the Grant Date and will be held by the Company during the Restriction Period in certificated or uncertificated (book-entry) form. If a certificate for Restricted Shares is issued during the Restriction Period with respect to such Restricted Shares, such certificate shall be registered in the name of the Participant and shall bear a legend delineating such restriction.

Stock certificates for the Shares with a legend shall be delivered to the Participant (or the Participant’s designee upon request of the Participant) after the expiration of the Restriction Period, but delivery may be postponed for such period as may be required for the Company with reasonable diligence to comply if deemed advisable by the Company, with registration requirements under the 1933 Act, listing requirements under the rules of any stock exchange, and requirements under any other law or regulation applicable to the issuance or transfer of the Restricted Shares.

5.

Voting and Dividend Rights.   The Participant, as beneficial owner of the Restricted Shares, shall have full voting and dividend rights with respect to the Restricted Shares from and after the Grant Date (i.e., throughout the Restriction Period). If the Participant forfeits any rights he or she may have under this Award Agreement in accordance with Section 6, the Participant shall no longer have any rights as a stockholder with respect to the Restricted Shares or any interest therein and the Participant shall no longer be entitled to receive dividends on such stock.

6.	Termination.

(a)      For Cause. If, during the Restriction Period as to any Restricted Shares hereunder, the Participant’s employment or service is terminated for Cause or by the Participant, then all Restricted Shares hereunder shall be forfeited.

(b)      Other. If, during the Restriction Period as to any Restricted Shares hereunder, (i) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than due to a Change in Control, (ii) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (iii) the Company provides notice to the Participant that his employment agreement will not be renewed, any Restricted Shares hereunder shall be forfeited.

7.

Provisions of Plan Control.   This Award Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Award Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Award Agreement shall be deemed to be modified accordingly, provided that to the extent the Plan provides the Committee with discretion to determine the terms of the Restricted Shares, the exercise of such discretion shall not be considered to be inconsistent with the terms of the Plan. This Award Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

8.

Amendment.   The Committee may amend, modify or terminate this Award Agreement without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of the award hereunder determined as if it had been fully vested (i.e., as if all restrictions on the Restricted Shares hereunder had expired) on the date of such amendment or termination.

9.

Notices.   All notices or other communications required or permitted to be given under this Award Agreement to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to the Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.

EXHIBIT B

FORM OF INCENTIVE STOCK OPTION AWARD

INCENTIVE STOCK OPTION

non-transferable

GRANT TO

________________________________

(the “Participant”) on

the right to purchase (“ISO”) from NovaDel Pharma Inc. (the “Company”)

                    shares of its common stock, par value $0.001 per share,

at the exercise price of $                     per share

pursuant to and subject to the provisions of the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”) and to the terms and conditions set forth hereafter. By accepting the ISO, the Participant, shall be deemed to have agreed to the terms and conditions set forth in this Award Agreement and the Plan. This option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

IN WITNESS WHEREOF, NovaDel Pharma Inc. acting by and through its duly authorized officers, has caused this Award Agreement to be executed as of the day and year first above written.

NovaDel Pharma Inc.
By:
Its: Authorized Officer Accepted by the Participant:

1.

Grant of Option. The committee (the “Committee”) appointed by the Board of Directors of the Company to administer the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”), hereby grants to the Participant named above, under the Plan, an incentive stock option (the “ISO”) to purchase from the Company, on the terms and conditions set forth in this Award Agreement, the number of shares (“Shares”) indicated above of the Company’s $0.001 par value common stock (“Common Stock”), at the exercise price per share set forth above (the “Exercise Price”). Unless otherwise indicated, any capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Plan. By accepting the ISO, the Participant is deemed to agree to comply with the terms of the Plan, this Award Agreement and all applicable laws and regulations.

2.

Tax Matters. The ISO granted hereunder is intended to qualify as an “incentive stock option” under Section 422 of the Code. If the aggregate Fair Market Value of Shares with respect to which the ISO first become exercisable by the Participant in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the “Limit”) taking into account Shares subject to all ISOs granted by the Company which are held by the Participant, the excess will be treated as nonstatutory stock options which shall continue to be subject to all provisions in this Award Agreement and the Plan. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to an ISO shall be determined as of the Grant Dates of such ISOs. In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO.

3.

Vesting. The ISO shall become exercisable as provided below, which shall be cumulative. To the extent that the ISO has become exercisable with respect to a number of Shares as provided below, the ISO may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the ISO as provided herein and in accordance with the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Exercise Price multiplied by the number of Shares so exercised. Upon expiration of the ISO, the ISO shall be cancelled and no longer exercisable. The following table indicates each date upon which the Participant shall be entitled to exercise the ISO with respect to the percentage of Shares vested indicated beside that date provided that the Participant is continuously employed at all times until the applicable vesting date:

Vesting Date	Number of Shares Vested
One Year after Grant Date (as indicated above)	33%
Two Years after Grant Date	33%
Three Years after Grant Date	34%

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.

4.

Option Term. The term of the ISO shall be ten (10) years after the Grant Date, subject to earlier termination in the event of the Participant’s termination of employment or service as set forth in Section 5.

5.	Termination.

a.        For Cause. If the Participant’s employment or service is terminated for Cause any unexercised ISO shall terminate effective immediately.

b.        On Account of Death. If the Participant’s employment or service terminates on account of death (or if the Participant dies within ninety (90) days following termination of employment due to Disability), then any unexercised ISO, to the extent exercisable on the date of death, may be exercised, in whole or in part, within the first one hundred eighty (180) days (but only during the Option Term) after the death of the Participant by (A) his or her personal representative or by the person to whom the ISO is transferred by will or the applicable laws of descent and distribution, or (B) the Participant’s designated beneficiary and, to the extent that any such ISO was not exercisable on the date of death, it will immediately terminate

c.        On Account of Disability. If the Participant’s employment or service terminates on account of Disability, then any unexercised ISO, to the extent exercisable on the date of such termination of employment or service due to Disability, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service due to Disability (but only during the Option Term) by the Participant, or by his or her legal guardian or representative, and to the extent that any such ISO was not exercisable on the date of such termination of employment due to Disability, it will immediately terminate.

d.        Other. If (i) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than for Cause or due to a Change in Control, (ii) the Participant’s employment is terminated by the Participant other than for Good Reason, (iii) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (iv) the Company provides notice to the Participant that his employment agreement will not be renewed, any portion of the ISO that has not vested shall expire as of the termination date or nonrenewal date, and any unexercised portion of a vested ISO shall remain exercisable for a period of three (3) months after the termination date, the date of nonrenewal or the expiration of the ISO, whichever is earlier.

7.

Provisions of Plan Control. This Award Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Award Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Award Agreement shall be deemed to be modified accordingly, provided that to the extent the Plan provides the Committee with discretion to determine the terms of the ISO the exercise of such discretion shall not be considered to be inconsistent with the terms of the Plan. This Award Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

8.

Notices. All notices or other communications required or permitted to be given under this Award Agreement to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to the Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.

EXHIBIT C

FORM OF NONQUALIFIED STOCK OPTION

NONQUALIFIED STOCK OPTION

non-transferable

GRANT TO

________________________________

(the “Participant”) on

the right to purchase ( “Option”) from NovaDel Pharma Inc. (the “Company”)

                    shares of its common stock, par value $0.001 per share,

at the exercise price of $                     per share

pursuant to and subject to the provisions of the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”) and to the terms and conditions set forth hereafter. By accepting the Option, the Participant, shall be deemed to have agreed to the terms and conditions set forth in this Award Agreement and the Plan.

IN WITNESS WHEREOF, NovaDel Pharma Inc. acting by and through its duly authorized officers, has caused this Award Agreement to be executed as of the day and year first above written.

NovaDel Pharma Inc.
By:
Its: Authorized Officer Accepted by the Participant:

1.

Grant of Option. The committee (the “Committee”) appointed by the Board of Directors of the Company to administer the 2006 NovaDel Pharma Inc. Equity Incentive Plan (the “Plan”), hereby grants to the Participant named above, under the Plan, a non-qualified stock option (the “Option”) to purchase from the Company, on the terms and conditions set forth in this Award Agreement, the number of shares (“Shares’) indicated above of the Company’s $0.001 par value common stock (“Common Stock”), at the exercise price per share set forth above (the “Exercise Price”). Unless otherwise indicated, any capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Plan. By accepting the Option, the Participant is deemed to agree to comply with the terms of the Plan, this Award Agreement and all applicable laws and regulations.

2.	Tax Matters. No part of the Option granted hereunder is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
3.

Vesting. The Option shall become exercisable as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a number of Shares as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Exercise Price multiplied by the number of Shares so exercised. Upon expiration of the Option, the Option shall be cancelled and no longer exercisable. The following table indicates each date upon which the Participant shall be entitled to exercise the Option with respect to the percentage of Shares vested indicated beside that date provided that the Participant is continuously employed at all times until the applicable vesting date:

Vesting Date	Number of Shares Vested
One Year after Grant Date (as indicated above)	33%
Two Years after Grant Date	33%
Three Years after Grant Date	34%

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date.

4.

Option Term. The term of the Option shall be ten (10) years after the Grant Date, subject to earlier termination in the event of the Participant’s termination of employment or service as set forth in Section 5.

5.	Termination.

a.        For Cause. If the Participant’s employment or service is terminated for Cause any unexercised Option shall terminate effective immediately.

b.        On Account of Death. If the Participant’s employment or service terminates on account of death (or if the Participant dies within ninety (90) days following termination of employment due to Disability), then any unexercised Option, to the extent exercisable on the date of death, may be exercised, in whole or in part, within the first one hundred eighty (180) days (but only during the Option Term) after the death of the Participant by (A) his or her personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (B) the Participant’s designated beneficiary and, to the extent that any such Option was not exercisable on the date of death, it will immediately terminate.

c.        On Account of Disability. If the Participant’s employment or service terminates on account of Disability, then any unexercised Option, to the extent exercisable on the date of such termination of employment or service due to Disability, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service due to Disability (but only during the Option Term) by the Participant, or by his or her legal guardian or representative, and to the extent that any such Option was not exercisable on the date of such termination of employment due to Disability, it will immediately terminate.

d.        Other. If (i) the Participant’s employment is terminated prior to the end of the term under any employment agreement between the Company and the Participant other than as a result of the Participant’s death or Disability and other than for Cause or due to a Change in Control, (ii) the Participant’s employment is terminated by the Participant other than for Good Reason, (iii) the Participant’s employment agreement is not renewed by the Participant at the end of its initial term, or (iv) the Company provides notice to the Participant that his employment agreement will not be renewed, any portion of the Option that has not vested shall expire as of the termination date or nonrenewal date, and any unexercised portion of a vested Option shall remain exercisable for a period of ninety (90) days after the termination date, the date of nonrenewal or the expiration of the Option, whichever is earlier.

6.

Provisions of Plan Control. This Award Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Award Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Award Agreement shall be deemed to be modified accordingly, provided that to the extent the Plan provides the Committee with discretion to determine the terms of the Option, the exercise of such discretion shall not be considered to be inconsistent with the terms of the Plan. This Award Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

7.

Notices. All notices or other communications required or permitted to be given under this Award Agreement to the Company shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, postage pre-paid, as follows: (i) if to the Company, at its principal business address to the attention of the Secretary; and (ii) if to the Participant, at the last address of the Participant known to the Company at the time the notice or other communication is sent.

FORM 10-KSB

For the fiscal year ended July 31, 2005

FORM 10-Q

For the quarter ended October 31, 2005

Appendix 1

ANNUAL MEETING OF STOCKHOLDERS OF

NOVADEL PHARMA INC.

January 17, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR -	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

FOR AGAINST ABSTAIN
1.	Election of Directors:		2.	APPROVE THE NOVADEL PHARMA INC. 2006 EQUITY INCENTIVE PLAN.
	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: Thomas E. Bonney, CPA Jan H. Egberts, M.D. William F. Hamilton, Ph.D. J. Jay Lobell Charles Nemeroff, M.D., Ph.D. Steven B. Ratoff
			3.	RATIFY THE SELECTION OF J.H. COHN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR ENDING JULY 31, 2006.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, IF THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SIX (6) NOMINEES NAMED IN PROPOSAL 1, FOR THE APPROVAL OF THE NOVADEL PHARMA INC. 2006 EQUITY INCENTIVE PLAN IN PROPOSAL 2 AND FOR THE RATIFICATION OF THE SELECTION OF J.H. COHN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2006 IN PROPOSAL 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NOVADEL PHARMA INC.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOVADEL PHARMA INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Jan H. Egberts, Jean W. Frydman and Michael E.B. Spicer with full power of substitution and resubstitution, as proxy to represent and vote any and all shares of common stock, par value $.001 per share, of NovaDel Pharma Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Company, to be held on January 17, 2006, at 10:00 A.M. local time, at the offices of the Company located at 25 Minneakoning Road, Flemington, New Jersey 08822, and at any adjournments or postponements thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated as of December 27, 2005, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Each of Proposals 1, 2 and 3 are proposed by the Company.

(Continued and to be signed on the reverse side)

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